LAND COURT SYSTEM                REGULAR SYSTEM
AFTER RECORDATION RETURN:        BY MAIL ( )    PICK UP ( )
TO:    First Hawaiian Bank
999 Bishop Street
Honolulu, HI 96813
Attn: Commercial Real Estate Division
______________________________________________________________________________

Pages: 53
Tax Map Keys: (1) 2-9-022-001, 005, 009, 012 and 030

MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

THIS MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (this “Mortgage”) is made as of August 1, 2016, by ABL MANOA MARKETPLACE LF LLC, a Hawaii limited liability company (“ABL-LF”), A&B MANOA LLC, a Hawaii limited liability company (“ABML”), ABL MANOA MARKETPLACE LH LLC, a Hawaii limited liability company (“ABL-LH”), and ABP MANOA MARKETPLACE LH LLC, a Hawaii limited liability company (“ABP-LH”), all of whose mailing address is 822 Bishop Street, Honolulu, Hawaii 96813, to FIRST HAWAIIAN BANK, a Hawaii corporation, whose mailing address is 999 Bishop Street, Honolulu, Hawaii 96813 (hereinafter called the “Mortgagee”). ABL-LF, ABML, ABL-LH, and ABP-LH is each individually referred to herein as a “Borrower Entity” and are collectively referred to herein as the “Mortgagor”.

WITNESSETH THAT

1.Granting Clauses. The Mortgagor does hereby mortgage to the Mortgagee and grant to the Mortgagee a mortgage lien on and security interest in, all of the following-described properties, in each case to the full extent of the Mortgagor’s right, title and interest therein, whether now held or hereafter acquired by the Mortgagor (collectively, the “Mortgaged Properties”):

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(a)all the land and easements described in Exhibit A attached hereto and made a part hereof, together with all easements, rights, privileges, licenses, tenements, hereditaments and appurtenances in any way now or hereafter relating or appertaining thereto (collectively, the “Land”);
(b)that certain lease (under which the ABL-LH and ABP-LH are the lessee (in such capacity, the “Lessee”) and ABL-LF and ABML are the lessor (in such capacity, the “Lessor”)), more particularly described in Exhibit A hereto (the “Lease”), together with all rights and privileges created thereunder, including without limitation, all modifications, extensions, and renewals of the Lease and all rights to renew or extend the term thereof, all other options, privileges and rights granted and demised to Mortgagor, all of the right and privilege of Mortgagor to terminate, cancel, abridge, surrender, merge, modify or amend the Lease, and any all possessory rights of Mortgagor and other rights or privileges of possession, including Mortgagor’s right to elect to remain in possession of the demised premises pursuant to Section 365(h)(1) of the Bankruptcy Code, 11 U.S.C. § 101, et seq., as the same may be amended (the “Bankruptcy Code”), and together with all easements, rights, privileges, licenses, tenements, hereditaments and appurtenances in any way now or hereafter related or appertaining thereto;
(c)all buildings, infrastructure and improvements now or hereafter located on the Land or any part thereof (the “Improvements,” and, together with the Land, the “Premises”);
(d)all offers to lease, leases, subleases, and rental agreements (collectively, the “Tenant Leases”), agreements of sale, sale contracts, management contracts or other agreements now or hereafter entered into pertaining to the Premises or the Improvements located thereon or any part thereof;
(e)all present and future rents, royalties, profits, revenues, income, deposits, accounts, receivables or other benefits arising from the use, operation or sale of the Premises or any part thereof, including all present and future rents and receivables under the Tenant Leases (collectively, the “Income Stream”)
(f)all furniture, furnishings, fixtures, equipment and building materials of every nature, now or at any time hereafter attached to or located on or within or used or to be used in any way in connection with the construction, use, operation or occupation of the Premises or any part thereof (collectively, the “Equipment”);
(g)all contract rights relating to the development, construction, operation, maintenance or use of the Premises and all drawings, plans, specifications, file materials, operating and maintenance manuals and records, warranties, guaranties, appraisals, data and software relating to the Premises and/or the Equipment, and all permits, certificates, approvals and authorizations, however characterized, issued or furnished (whether necessary or not) for the development, construction, operation or use of the Premises, including, without limitation, subdivision approvals, building or use permits, certificates of occupancy and certificates of operation;

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(h)any and all additional, other or further right, title and interest which the Mortgagor may at any time acquire in or to the above described properties and the proceeds thereof;
(i)all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation or other awards or payments in respect thereof; and
(j)with respect to all of the foregoing, all accessions thereto, renewals and replacements thereof, substitutions therefore and proceeds thereof.
SUBJECT, HOWEVER, to the encumbrances (the “Encumbrances”) described in Exhibit A;

2.Secured Obligations. This Mortgage secures the following (all indebtedness and other obligations referred to in this Section 2 are herein collectively called the “Secured Obligations”):
(a)The repayment of a loan (the “Loan”) made by the Mortgagee to the Mortgagor in the principal sum of SIXTY MILLION AND NO/100 DOLLARS ($60,000,000.00), pursuant to the terms of that certain unrecorded Loan Agreement of even date herewith, by and between the Mortgagor and the Mortgagee (the provisions of such Loan Agreement and any renewals, extensions or modifications thereof being incorporated herein by reference, being secured herein, and being hereafter referenced to as the “Loan Agreement”) and which Loan is evidenced by that certain promissory note in the amount of $60,000,000.00 of even date herewith, executed by the Mortgagor, as maker, and made payable to the Mortgagee, the provisions of such note and any renewals, extensions or modifications thereof being incorporated herein by reference, being secured hereby and being hereinafter referred to as the “Note”;
(b)The observance and performance by the Mortgagor of all covenants, provisions, terms and agreements on the part of the Mortgagor to be observed or performed under this Mortgage, including, but not limited to, the payment by the Mortgagor to the Mortgagee of all sums expended or advanced by the Mortgagee pursuant to the provisions of this Mortgage;
(c)The observance and performance by the Mortgagor of all covenants, provisions, terms and agreements on the part of the Mortgagor to be observed or performed under the Loan Agreement and under all of the other “Loan Documents” (as defined in the Loan Agreement) and any renewals, extensions or modifications thereof, including (i) all “Swap Contracts” (as defined in the Loan Agreement) and any renewals, extensions or modifications thereof;
(d)The payment by the Mortgagor to the Mortgagee of all other sums now or hereafter loaned or advanced from time to time subsequent to the date of this Mortgage by the Mortgagee to the Mortgagor pursuant to any provision of the Loan Documents, expended by the

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Mortgagee for the account of the Mortgagor pursuant to any provision of the Loan Documents, or otherwise owing by the Mortgagor to the Mortgagee pursuant to any provision of the Loan Documents. The maximum aggregate principal amount of the future advances is $120,000,000.00;
(e)Payment of all other sums agreed or provided to be paid by the Mortgagor under this Mortgage and under any of the other Loan Documents, including, without limitation, the repayment of any future or additional advances or costs, including real property taxes, insurance premiums, lease rent and reasonable attorney’s fees which the Mortgagee may (but is not obligated to) make or incur in accordance with terms of this Mortgage or any of the Loan Documents;
(f)The observance and performance by the “Guarantors” (as defined in the Loan Agreement) of all covenants, agreements, obligations and conditions required to be observed and performed by the Guarantors under that certain “Carve-Out Guaranty” (as defined in the Loan Agreement); and
(g)The observance and performance of all other covenants, provisions, terms and agreements on the part of any party other than the Mortgagee to be observed or performed pursuant to any and all of the Loan Documents.
3.Events of Default. As used in this Mortgage, the terms “Default” and “Event of Default” have the meaning given to it in the Loan Agreement.

4.Mortgagee’s Rights and Remedies Upon Default. Subject in all events to the terms of this Mortgage and until the happening of an Event of Default, the Mortgagor shall be permitted to use and possess the Mortgaged Properties, but only in the ordinary course of its business as now conducted. However, if any Event of Default shall occur and be continuing:
(a)Acceleration. The Mortgagee may, without notice, declare the entire unpaid amount of the Secured Obligations to be immediately due and payable.
(b)Entry. The Mortgagee may, to the extent permitted by law, (i) peaceably enter the Premises, take possession thereof, and exclude the Mortgagor and its agents and servants therefrom, (ii) use, operate, manage and control the Premises and Equipment, (iii) maintain, protect and restore the Mortgaged Properties and make all repairs and alterations thereof and additions and improvements thereto as the Mortgagee may deem reasonably necessary, (iv) collect and receive the Income Stream and out of the same pay all reasonable expenses incurred by the Mortgagee in connection with the exercise of its rights and remedies hereunder, and apply the remainder thereof to the payment of other Secured Obligations, and the Mortgagor shall surrender the Mortgaged Properties to the Mortgagee.
(c)Sale. The Mortgagee may, with or without entry, sell the Mortgaged Properties or any part thereof at one or more sales, as an entity or in parcels, and at such time or times and place or places and upon such terms and after such notice thereof, as may be required by law, or institute and prosecute judicial proceedings for the partial or complete foreclosure of

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this Mortgage and/or the specific performance of any one or more of the Secured Obligations and/or the enforcement of any other appropriate legal right or equitable remedy, including foreclosure by power of sale or nonjudicial foreclosure, as the Mortgagee may elect.
(d)Receiver. Pending such proceedings, the Mortgagee shall be entitled to the appointment without bond of a receiver or receivers of the Mortgaged Properties, or any part thereof, without regard to the value of the Mortgaged Properties or the solvency of any person liable for the payment, observance or performance of the Secured Obligations and regardless of whether the Mortgagee has an adequate remedy at law.
(e)Personal Property. The Mortgagee may elect to treat any part of the Mortgaged Properties which consists of a right in action or of property that can be severed from the Premises without causing structural damage thereto as personal property, and exercise as to such property all rights, remedies and privileges with respect to repossession, retention, sale and disposition of proceeds as are accorded to a secured party under the Uniform Commercial Code in effect in the State of Hawaii.
(f)Power of Attorney. At any sale(s) made by virtue of this Section 4 (a “Foreclosure Sale”), the Mortgagee, or an officer of any court empowered to do so, may execute and deliver to the purchaser(s) a good and sufficient instrument or instruments conveying, assigning or transferring all of the Mortgagor’s estate, right, title and interest in and to the properties and rights sold, and, for such purposes, the Mortgagee is hereby appointed as the attorney in fact of the Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the properties so sold, and the Mortgagee may substitute one or more persons with like power, and the Mortgagor hereby ratifies and confirms all that the Mortgagee or its substitute shall lawfully do by virtue hereof. This power of attorney is coupled with an interest and is irrevocable.
(g)Adjournment. The Mortgagee may adjourn from time to time any Foreclosure Sale, by announcement at the time and place appointed for such sale or for such adjourned sale(s) and, except as otherwise required by law, the Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall have been adjourned.
(h)Mortgagee as Purchaser. At any Foreclosure Sale the Mortgagee may be the purchaser and, upon compliance with the terms of sale, may hold, retain, possess and dispose of the properties so purchased in its absolute right without further accountability, and the Mortgagee, in lieu of paying cash for the properties so purchased, may make settlement for the purchase price by crediting against the purchase price all or any part of the unpaid amount of the Secured Obligations, after deducting from the sales price the expenses of the sale and costs of the foreclosure proceeding and any other sums that Mortgagee may be authorized to deduct therefrom.
(i)Application of Proceeds. The Mortgagee may apply the proceeds of any Foreclosure Sale, first, to the payment of all costs and expenses of the sale(s) and all proceedings in connection therewith, including reasonable fees of legal counsel, second, to the payment or

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reimbursement to the Mortgagee of any disbursements made by the Mortgagee for taxes, assessments or other charges prior to the lien of this Mortgage which the Mortgagee shall deem it advisable to pay, third, to the payment or reimbursement to the Mortgagee of all other reasonable disbursements made by the Mortgagee as authorized by this Mortgage or any of the other Loan Documents, fourth, to the payment in such order as the Mortgagee may designate of the remainder of the Secured Obligations, and fifth, the remainder, if any, shall be paid over to the Mortgagor, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.
(j)Waiver. Neither the Mortgagor nor any person claiming through or under it, to the extent the Mortgagor may lawfully so agree, shall set up, claim or seek to take advantage of any statute of limitation, appraisement, valuation, stay, extension or redemption laws in order to prevent or hinder the enforcement or foreclosure of this Mortgage; and the Mortgagor, for itself and all who may claim through or under it, hereby waives, to the full extent that it may lawfully do so, the benefit of all such laws and any and all rights to have the Mortgaged Properties (or any part thereof or interest therein) marshaled upon any foreclosure of this Mortgage. To the extent permissible by law, the Mortgagor and any person claiming through or under it hereby waives and releases any right of redemption, if any, which may exist after the exercise of Mortgagee’s power of sale under Section 4(c), (e), (f), (g) and (h) above. The Mortgagor and any person claiming through or under it also waives and releases any right which it may have after the exercise of the Mortgagee’s power of sale under Section 4(c), (e), (f), (g) and (h) above to assert that the sale should be set aside, is void or otherwise invalid because the sale price was less than or disproportionate to the fair market value of the property sold or acquired by Mortgagee.
Initialed for Mortgagee: /s/ GL        Initialed for Mortgagor: /s/ NNSC /s/ PKI /s/ DIH
(k)Remedies. The Mortgagee shall have the right to enforce one or more remedies hereunder, or any other remedy the Mortgagee may have, successively or concurrently, including the right to foreclose this Mortgage with respect to any portion of the Mortgaged Properties, without thereby impairing the lien of this Mortgage on the remainder of the Mortgaged Properties or affecting other remedies of the Mortgagee in respect thereof.
(l)No Waivers by Mortgagee. No failure on the Mortgagee’s part to exercise, and no course of dealing with respect to, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Mortgagee of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The remedies herein provided are cumulative with, and not exclusive of, any other remedies provided by the other Loan Documents or by law.

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(m)Waiver of Jury Trial. THE MORTGAGOR AND THE MORTGAGEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BEFORE A JURY IN CONNECTION WITH ANY DISPUTE, PROCEEDING OR CLAIM ARISING OUT OF, OR IN ANY WAY RELATED TO, THE LOAN, THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS.
Initialed for Mortgagee: GL         Initialed for Mortgagor: /s/ NNSC /s/ PKI /s/ DIH
5.Mortgagor’s Representations, Warranties and Covenants. The Mortgagor represents and warrants to and covenants with the Mortgagee as follows:

(a)Incorporation by Reference. The Mortgagor hereby restates and incorporates herein by reference the warranties and representations made by the Mortgagor in the Loan Agreement.
(b)Title. The Mortgagor represents and warrants that it has good right and lawful authority to execute this Mortgage and that it owns or holds all of the Mortgaged Properties, in each case subject to no lien, security interest or other encumbrance except for (i) the Encumbrances, (ii) liens for real property taxes and assessments not yet due and payable, and (iii) liens and security interests created by this Mortgage and the remainder of the Loan Documents.
(c)Further Acts. The Mortgagor will, at its own expense, within five (5) days after the Mortgagee’s written request therefor, execute and deliver such further documents and do such further acts as may be reasonably necessary to carry out the purposes of this Mortgage and to perfect the lien and security interests hereby created against the Mortgaged Properties and any and all additions thereto, substitutions therefor and renewals and replacements thereof. The Mortgagor also authorizes the Mortgagee to file any financing statements and amendments thereto and continuations thereof, describing any of the Mortgaged Properties and any and all additions thereto, substitutions therefor and renewals and replacements thereof.
(d)Permits and Laws. The Mortgagor shall (i) maintain in full force and effect all governmental permits, consents, approvals, licenses and franchises (“Permits”) now or hereafter required by any governmental agency or authority to operate or use and occupy the Premises and Equipment for their intended purposes, and (ii) comply with all requirements set forth in (A) the Permits, all requirements of any law, ordinance, rule or regulation (“Laws”) applicable to the Mortgagor or all or any part of the Mortgaged Properties, and all applicable requirements of any recorded deed of restrictions, declaration or, covenant or encumbrance running with the land or otherwise, now or hereafter in force (“Recorded Instruments”). The Mortgagor shall not initiate or consent to any change in the zoning or any other permitted use classification of the Premises without the Mortgagee’s prior written consent. The Mortgagor shall indemnify the Mortgagee, its directors, officers, employees, agents, successors and assigns from and against any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the Mortgagor’s failure to comply with the provisions of this paragraph or any other provision of this Mortgage concerning compliance with Permits, Laws and Recorded Instruments, including, without limitation: (i) all foreseeable consequential damages; (ii) the

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costs of any required or necessary remediation or compliance; and (iii) all reasonable costs and expenses incurred by the Mortgagee in connection with clauses (i) and (ii) including, without limitation, reasonable fees of legal counsel. The indemnification provision of this paragraph shall survive (A) the repayment of the Secured Obligations, (B) any foreclosure of this Mortgage, and (C) any deed or assignment of the Mortgaged Properties in lieu of foreclosure, but shall not apply to any loss, damage, cost, expense or liability directly arising out of the Mortgagee’s gross negligence or willful misconduct.
(e)Maintenance. The Mortgagor shall maintain the Premises and Equipment (or cause the Premises and Equipment to be maintained) in good operating order, condition and repair. The Premises shall not be demolished or materially altered, nor shall any of the Equipment be removed therefrom, without the Mortgagee’s prior written consent, except that items constituting Equipment may without such consent be removed if immediately replaced (free from security interests of or reservations of title by third parties) with similar items of Equipment having a value and utility for their intended purposes that is not less than the value and such utility of the Equipment so removed.
(f)Taxes, Liens, etc. The Mortgagor shall pay and discharge, from time to time when they become due, all taxes and assessments imposed upon or assessed against the Mortgaged Properties or any part thereof, PROVIDED, HOWEVER, that nothing contained in this section shall be deemed to require the Mortgagor to pay or cause to be paid such taxes and assessments so long as Mortgagor in good faith by appropriate action, diligently pursued, shall contest or cause to be contested, the validity thereof (provided the lien of this Mortgage shall not be threatened, diminished or impaired nor shall there be any reasonable probability thereof). Mortgagor will, upon request, deposit copies of receipts therefor with the Mortgagee no later than five (5) days prior to the final date such taxes or assessments may be paid without penalty. The Mortgagor will not permit any mechanics’, materialmen’s, tax, judgment or other lien or security interest to be hereafter created and remain on the Mortgaged Properties, except liens of real property taxes or assessments not yet due and payable; provided, however, that the Mortgagor shall have up to but not more than ten (10) days in which to cure or otherwise discharge or release (by bonding around such lien or in such other manner as Mortgagor may elect) any mechanics’ or materialmen’s lien encumbering the Mortgaged Properties or any part thereof.
(g)Waste. The Mortgagor will not suffer any waste or any unlawful, improper or offensive use of the Mortgaged Properties or any act or negligence whereby the Mortgaged Properties or any interest therein shall become liable to seizure, attachment or forfeiture, or the lien and security interest created hereby shall be impaired.
(h)Inspection. Representatives of the Mortgagee shall have the right to enter and inspect the Mortgaged Properties at all reasonable times, upon reasonable advance notice to the Mortgagor.
(i)Insurance Coverage. The Mortgagor will, in respect of all insurable properties now or hereafter constituting any portion of the Mortgaged Properties and in respect of all insurable activities of the Mortgagor, procure and maintain (or cause to be procured

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and maintained), at all times during the effectiveness of this Mortgage, insurance in such forms and covering such risks and hazards and in such amounts as are reasonably satisfactory to the Mortgagee. Such insurance shall include:
(i)property insurance under an Insurance Service Office (“ISO”) Building and Personal Property coverage form with a Special Cause of Loss form attached (or the equivalent), in amounts not less than the full insurable replacement value of all such insurable properties, and for all causes of loss, including hurricane and windstorm, and including the following endorsements, if requested by the Mortgagee: (1) replacement cost coverage, (2) agreed value, and (3) building ordinance coverage insuring against contingent liability from the operation of Laws concerning the Improvements on or about the Premises, demolition of such Improvements and increased cost of construction of such Improvements. Additionally, if required by the Mortgagee, the Mortgagor shall procure a difference-in-conditions policy to include earthquake, backup of sewers and broad collapse coverage with a limit of liability determined to be prudent by the Mortgagee;
(ii)while insurable properties are under construction, a builder’s risk policy, completed value form, non-reporting, with an amount of coverage equal to 100% of the estimated replacement cost of the Improvements upon completion of construction, written on (or provide coverage equal to the coverage provided by) an ALS 1972 policy (including earthquake and flood coverage, if available), or its equivalent;
(iii)commercial general liability insurance (occurrence form), including coverage, to the extent reasonably available, for premises/operations, independent contractors, contractual liability, bodily injury, personal injury, employees as additional insureds and broad form property damage, naming the Mortgagee as an additional insured;
(iv)flood insurance, if and to the extent required by law, naming the Mortgagee as a loss payee; and
(v)rental income insurance, in amounts sufficient to cover net income from the Mortgaged Properties during any period of six (6) consecutive months.
(j)Insurance Policies. All insurance policies required by this Mortgage shall (i) prohibit cancellation by the insurer without at least thirty (30) days’ prior written notice to the Mortgagee, and (ii) provide that the insurance shall not be invalidated as to the Mortgagee by any act or neglect of any person owning or leasing the Mortgaged Properties, or by foreclosure proceeding or notice of sale or sale by deed or assignment in lieu of foreclosure or by any other change in the title or ownership of the Mortgaged Properties, and (iii) constitute primary insurance. All property insurance policies required by this Mortgage shall be carried in the name

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of the Mortgagor, shall contain a standard mortgagee clause (without contribution) in favor of the Mortgagee, and provide that losses thereunder shall be adjusted with the insurer by the Mortgagor, but with payments made jointly to the Mortgagor and the Mortgagee. In the event of loss or physical damage to the Mortgaged Properties, the Mortgagor shall give immediate notice thereof to the Mortgagee, and the Mortgagee may make proof of the loss if the same is not made promptly by the Mortgagor. Upon the execution of this Mortgage and thereafter not less than ten (10) days prior to the expiration dates of expiring policies, originals of all policies of such insurance (or certificates thereof in form acceptable to the Mortgagee) shall be deposited with the Mortgagee. If the Mortgagor fails to carry any such insurance or fails to deliver the policies (or certificates) to the Mortgagee, then the Mortgagee, at its option but without being obligated to do so, may procure such insurance from year to year and pay the premiums therefor, and the Mortgagor will reimburse the Mortgagee on demand for premiums so paid, with interest thereon from the time of payment at the “Default Rate” (as defined in the Note), and the same shall be secured by this Mortgage. All insurance required by the preceding paragraph (i) shall be issued by insurance companies licensed and authorized to do business in Hawaii and having a rating by A.M. Best of A-VIII or better, or otherwise acceptable to the Mortgagee. The Mortgagee shall not be responsible for the collection of any insurance proceeds or for the insolvency of any insurer or insurance underwriter. The Mortgagor may obtain the insurance required hereunder from any insurance company of the Mortgagor’s choice that is acceptable to the Mortgagee, which acceptance shall not be unreasonably withheld. The Mortgagee’s non-acceptance of an insurer shall not be deemed unreasonable if it is based upon reasonable standards, uniformly applied, relating to the extent of coverage required and the financial soundness and services of the insurer. Such standards shall not discriminate against any particular insurer nor shall such standards call for rejection of an insurance contract because the contract contains coverage in addition to that required under this Mortgage.
With respect only to the portion of the Mortgaged Properties that is subject to the lease with Safeway Inc., a Delaware corporation (“Safeway”), dated July 31, 2004 (the “Safeway Lease”), the requirements for insurance policies hereunder shall be deemed satisfied so long as the Safeway Lease remains effective and Safeway maintains insurance equivalent to that required hereunder with respect to the remainder of the Mortgaged Properties or as required under the Safeway Lease as of the date of this Mortgage. The insurance provided by Safeway shall contain a standard mortgagee clause (without contribution) in favor of the Mortgagee and providing that payments for losses shall be made jointly to the insured and the Mortgagee. With regard to such insurance provided by Safeway, Mortgagor shall deliver to Mortgagee copies of policies or certificates thereof acceptable to the Mortgagee, and renewal policies or certificates thereof acceptable to the Mortgagee shall be delivered no less than ten (10) days prior to the end of the then-current term.
(k)Condemnation Awards. Should all or any part of the Mortgaged Properties be taken by eminent domain, the Mortgagor, forthwith upon payment thereof, will cause to be deposited with the Mortgagee the Mortgagor’s share of the award for any Mortgaged Properties so taken, to the extent of the unpaid balance of the Secured Obligations. In the event of any such taking (other than a taking for governmental occupancy for a limited or specified

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period), the Mortgagee shall release the properties so taken upon receipt by and deposit with the Mortgagee of the proceeds of such award so recovered by the Mortgagor.
(l)Use of Insurance and Condemnation Proceeds. All insurance proceeds received by the Mortgagor or the Mortgagee on account of damage to or destruction of any Mortgaged Properties and the Mortgagor’s share of all proceeds of any award for any Mortgaged Properties taken by eminent domain received by the Mortgagee, less the cost, if any, incurred by the Mortgagee with respect thereto, shall be applied to the restoration of any damaged Premises or Equipment; provided, however, at the option of the Mortgagee such proceeds may be applied to the payment of the Secured Obligations. If any such proceeds are to be applied to the payment of the cost of repairing, restoring or rebuilding the Mortgaged Properties so damaged or destroyed or taken (the “work”), such proceeds shall be applied from time to time as the work progresses, subject to such reasonable conditions as may be imposed by the Mortgagee to insure the lien-free completion of the work; and, on completion of the work and payment in full therefor, or on any failure on the part of the Mortgagor promptly to commence or continue the work, the amount of any such proceeds then or thereafter in the hands of the Mortgagor or the Mortgagee shall be applied to the payment of the Secured Obligations. Nothing herein contained shall prevent the Mortgagee from applying at any time the whole or any part of such proceeds to the curing, either in whole or in part, of any Event of Default.
(m)Transfer Restrictions. The Mortgagor, without having obtained the Mortgagee’s prior written consent thereto, which consent may be withheld by the Mortgagee in its sole and absolute discretion, shall not sell, transfer, or assign to any other person (including by way of an agreement of sale or similar instrument), or further mortgage, or otherwise encumber, the Mortgaged Properties or any part thereof or interest therein; provided, however, that (i) so long as no Event of Default has occurred and is continuing, the Mortgagor may, without such consent, execute, deliver and modify Tenant Leases (but only on market terms and in the ordinary course of the Mortgagor’s business, and if requested by the Mortgagee, pursuant to a form of tenant lease approved by the Mortgagee); (ii) if requested by the Mortgagee, such Tenant Leases shall be fully subordinate to the lien of this Mortgage; (iii) as further security for the payment, observance and performance of the Secured Obligations, the Mortgagor shall have assigned to the Mortgagee all rentals payable under the Tenant Leases by means of an assignment of rents, acceptable to the Mortgagee in form and in content; and (iv) upon request from time to time Mortgagee, Mortgagor shall provide the Mortgagee true and correct and complete copies of any such Tenant Leases. Any sale, assignment, transfer, conveyance, pledge, exchange or encumbrance by any member of the Mortgagor of its interest in the Mortgagor pursuant to which the present members of the Mortgagor shall fail to own and control 100% of the membership interests in the Mortgagor shall be deemed to be a transfer or assignment of the Mortgagor’s interest in the Mortgaged Properties for the purposes of this paragraph.
(n)Appearances. The Mortgagee may appear in and defend any action or proceeding purporting to affect the security hereof, including but not limited to, insurance and condemnation proceedings, and in such event the Mortgagee shall be allowed and paid, and the Mortgagor hereby agrees to pay on demand, all the Mortgagee’s reasonable expenses, including cost of evidence of title and attorneys’ fees in a reasonable amount, incurred in such action or proceeding in which the Mortgagee may appear.

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(o)Tax and Rent Deposits. If an Event of Default has occurred and is continuing, the Mortgagor shall deposit with the Mortgagee monthly in advance, together with and in addition to any other payments then payable under the Loan Documents, a sum equal to the full amount of all real property taxes and assessments and rents under the Lease next due on the Mortgaged Properties (all as estimated by the Mortgagee) less all sums already paid therefor, divided by the number of months to elapse before one month prior to the date when such taxes, assessments and rents will become due and payable. The Mortgagee may commingle such sums with deposits of others and may invest such sums for the Mortgagee’s sole benefit, without any obligation to pay interest thereon to the Mortgagor except as may be required by law, and the Mortgagee may from time to time expend such sums, or any part thereof, to pay said taxes, assessments and rents as and when the same become due and payable. If the total of such deposits shall exceed the amount necessary to pay said taxes, assessments and rents such excess may, at the Mortgagee’s option, be released to the Mortgagor or applied to any of the Secured Obligations. If, however, the total of such deposits shall not be sufficient to pay said taxes, assessments and rents when the same shall become due and payable, then the Mortgagor shall make up the deficiency on or before the date when payment of such taxes, assessments and rents shall be due. If at any time the Mortgagor shall tender to the Mortgagee full payment of the Secured Obligations, the Mortgagee shall, in computing the amount thereof, credit to the account of the Mortgagor any balance remaining in the deposits accumulated under the provisions of this paragraph. As further security for the Secured Obligations, the Mortgagor grants to the Mortgagee a security interest in all funds accumulated under the provisions of this paragraph.
(p)Reappraisals. The Mortgagee shall have the right to obtain, at the Mortgagor’s expense, reappraisals of the Premises, from any licensed or certified appraiser designated by the Mortgagee, from time to time, whenever a reappraisal may be (i) required by any Law applicable to the conduct of the Mortgagee’s business, or (ii) requested or directed by any governmental authority charged with the administration of such Law or the Mortgagee’s compliance therewith, whether or not such request or direction has the force of law, or (iii) required by the Mortgagee at its reasonable discretion.
(q)ADA Compliance. So long as this Mortgage remains outstanding, the Mortgagor will, at its own cost and expense, in respect of the Premises and in respect of the Mortgagor’s business activities at or within the Premises: (i) comply with all requirements of the federal Americans With Disabilities Act (“ADA”) and the rules promulgated thereunder (“Rules”), to the extent applicable to the Mortgagor’s ownership, management, operation, leasing, use, construction, reconstruction, repair, remodeling, rehabilitation or alteration of the Premises, or any part thereof; (ii) immediately provide to the Mortgagee written notice (and immediately provide to the Mortgagee copies) of any and all notices of actual, potential or alleged violations of the ADA or Rules and any and all governmental investigations or regulatory actions instituted or threatened, regarding the ADA or Rules; and (iii) furnish to the Mortgagee, from time to time whenever reasonably requested by the Mortgagee, a Compliance Assessment, in form reasonably acceptable to the Mortgagee, made by an architect or engineer having a good repute for skill and experience in the field of ADA compliance and otherwise reasonably acceptable to the Mortgagee, except as expressly provided in Section 3.20 of the Loan Agreement. In the event that the Mortgagee or a purchaser of the Premises at foreclosure (or by

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conveyance in lieu of foreclosure) incurs any compliance expenses or other expenses (including reasonable fees of legal counsel) or liabilities as a result of the failure of the Premises to comply with the requirements of the ADA and the Rules at the date of the Mortgagee’s or the purchaser’s acquisition thereof, the Mortgagor shall indemnify the Mortgagee and the purchaser against all reasonable expenses and liabilities so incurred by the Mortgagee or the purchaser; and the indemnification provisions of this sentence shall survive said foreclosure (or conveyance in lieu of foreclosure).
(r)Mortgagee’s Expenses. Whether or not an Event of Default shall have occurred, the Mortgagor covenants that it will pay or reimburse to the Mortgagee, on demand, all expenses, including reasonable fees of legal counsel, incurred by the Mortgagee in connection with the administration and enforcement of the Secured Obligations, including fees and costs incurred in any bankruptcy proceeding or relief from the automatic stay of any bankruptcy proceeding, the investigation and policing of any Event of Default, the negotiation, documentation and administration of any loan “work out” proposal (whether or not effectuated), the foreclosure of this Mortgage and sale of the Mortgaged Properties, the release of this Mortgage and the exercise of any other rights or remedies provided to the Mortgagee by this Mortgage or any of the other Loan Documents, together with interest thereon from the date of demand until payment is made at the Default Rate, the payment or reimbursement of which expenses, with interest thereon at the Default Rate, shall be included among the Secured Obligations and secured by this Mortgage.
(s)Financial Information. The Mortgagor will keep and maintain accurate and proper books of record and accounts in accordance with generally accepted accounting principles or sound accounting practice. The Mortgagee’s representatives shall have the right to examine the books of account of the Mortgagor and to discuss the affairs, finances and accounts of the Mortgagor and to be informed as to the same by the Mortgagor and its officers, employees or agents, all at such reasonable times and intervals as the Mortgagee may desire. The Mortgagor will furnish to the Mortgagee or will cause to be furnished to the Mortgagee, in form and detail acceptable to the Mortgagee, the financial reports required under the Loan Documents, and upon request by the Mortgagee, such financial and supporting data as the Mortgagee may reasonably require with respect to the financial condition of the Mortgagor and any guarantor of the Secured Obligations and the status and operation of the Premises.
(t)Mortgagee’s Right of Set-Off. Upon the occurrence of any Event of Default or if the Mortgagee shall be served with garnishee process or levy in which the Mortgagor shall be named as defendant, whether or not an Event of Default shall have occurred and be continuing at the time, the Mortgagee may, but shall not be required to, set off any indebtedness owing by the Mortgagee to the Mortgagor against any indebtedness secured hereby, without first resorting to the Mortgaged Properties and without prejudice to any other rights or remedies of the Mortgagee or the lien of this Mortgage on the Mortgaged Properties.
(u)Release. Mortgagee reserves the right, at any time, to release portions of the Mortgaged Properties, including, but not limited to, all or portions of the Land or the leasehold estate created by the Lease, with or without consideration, at Mortgagee’s election, without waiving or affecting any of its rights hereunder or under the Note or the other Loan

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Documents and any such release shall not affect Mortgagee’s rights in connection with the portion of the Mortgaged Properties not so released.
(v)Bankruptcy Rights. The lien of this Mortgage shall attach to all of the Mortgagor’s rights and remedies at any time arising under or pursuant to Subsection 365(h) of the Bankruptcy Code, including, without limitation, all of Mortgagor’s rights to remain in possession of the property under the Lease.
(w)Loss, Destruction, etc. of a Note. The Mortgagor will, in the event any Note shall be mutilated, destroyed, lost or stolen, deliver to the Mortgagee, in substitution therefor, a new Note containing the same terms and conditions as the mutilated, destroyed, lost or stolen Note with a notation thereon of the unpaid principal and accrued unpaid interest. The Mortgagor shall be furnished with satisfactory evidence of the mutilation, destruction, loss or theft of the Note and also such security or indemnity as may be reasonably requested by the Mortgagor; PROVIDED, HOWEVER, that if the original lender named in the applicable Note is still at such time the “Lender” under such Note, an unqualified indemnity from such original Lender named therein shall be deemed to be satisfactory security for indemnification.
(x)Mortgagee Not Obligated to Perform. Neither the acceptance of this Mortgage by the Mortgagee, nor the exercise of any rights hereunder by the Mortgagee, shall be construed in any way as an assumption by the Mortgagee of any obligations, responsibilities or duties of the Mortgagor arising from the Mortgaged Properties assigned hereunder or otherwise bind the Mortgagee to the performance of any obligations respecting the Premises or Equipment, it being expressly understood that the Mortgagee shall not be obligated to perform, observe or discharge any obligation, responsibility, duty, or liability of the Mortgagor under any of the Mortgaged Properties, including, but not limited to, appearing in or defending any action, expending any money or incurring any expenses in connection therewith.
6.Lease and Tenant Leases.
(a)Perform Obligations. The Mortgagor shall (i) pay all rents, additional rents and other sums required to be paid by the Mortgagor under and pursuant to the provisions of the Lease as and when the same shall become due, (ii) promptly and faithfully observe, perform and comply with all of the terms, covenants and provisions of the Lease and the Tenant Leases on the part of the Mortgagor to be observed, performed and complied with, at the times set forth therein, and do all things necessary to preserve unimpaired its rights under the Lease and the Tenant Leases, and (iii) immediately notify Mortgagee of any default of any notice of default given or received by either the Lessor or Lessee with respect to the any of the terms, covenants or conditions of the Lease and deliver to Mortgagee a true copy of each such notice.
(b)No Modification or Termination. Mortgagor shall not, without the prior written consent of Mortgagee, surrender the leasehold estate created by the Lease or terminate or cancel the Lease or modify, change, supplement, alter or amend the Lease, in any respect, either orally or in writing, and the Mortgagor hereby assigns to Mortgagee, as further security for the payment of the Secured Obligations and for the performance and observance of the terms, covenants and conditions of this Mortgage, all of the rights, privileges and prerogatives of the

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Mortgagor to surrender the leasehold estate created by the Lease or to terminate, cancel, modify, change, supplement, alter or amend the Lease, and any such surrender of the leasehold estates created by the Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Lease without the prior written consent of Mortgagee shall be void and of no force and effect.
(c)Lessor and Lessee Estoppel Certificates. Mortgagor shall, within ten (10) days after written request by Mortgagee, furnish to Mortgagee estoppel certificates signed by the then-current Lessor and Lessee under the Lease, together with such supporting information and evidence as Mortgagee may reasonably require which is in the possession or control of Mortgagor, concerning the Lessor’s and the Lessee’s due observance, performance and compliance with the terms, covenants and provisions of the Lease. Provided, however, so long as the Mortgagor includes all of the Lessors and Lessees under the Lease, Mortgagee shall not request such estoppel certificates, but further provided, however, that no part of the foregoing shall be construed to require Mortgagee to consent to any change in the identities of the Lessor and Lessee under the Lease.
(d)Cure of Lease Defaults. If either Lessor or Lessee shall default in the performance or observance of any term, covenant or condition of the Lease on its part to be performed or observed (“Lease Default”), including, without limitation, any default in the payment of rent, additional rent or other charges or impositions payable by the Lessee, then, in each and every case, without limiting the generality of the other provisions of this Mortgage and without waiving or releasing Mortgagor from any of its obligations hereunder, Mortgagee shall have the right, but shall be under no obligation, at its option and without notice, to pay any sums or perform any act or take any action as may be appropriate to cause the default or defaults to be remedied and all of the terms, covenants and conditions of the Lease on the part of the Lessee or Lessor to be performed or observed, to the end that the rights of Mortgagor in, to and under the Lease shall be kept unimpaired and free from default, even though the existence of such event of default or the nature thereof be questioned or denied by Mortgagor or by any party on behalf of Mortgagor.
(e)Right to Enter. In the event of a Lease Default, Mortgagee and any person designated by Mortgagee shall have, and are hereby granted, the right to enter upon the demised property at any time and from time to time for the purpose of taking any such action.
(f)Reimbursement. Mortgagor shall, on demand, reimburse Mortgagee for all advances made and reasonable expenses incurred by Mortgagee in curing any Lease Default (including, without limitation, reasonable attorneys’ fees and disbursements), together with interest thereon at the Default Rate from the date that an advance is made or expense is incurred to and including the date the same is paid, and such monies so expended by Mortgagee with interest thereon shall be part of the Secured Obligations.
(g)No Subordination. Mortgagor will not subordinate or consent to the subordination of the Lease to any mortgage, security deed, lease or other interest on or in the fee interest in all or any part of the property demised under the Lease, unless, in each such case, the written consent of Mortgagee shall have been first had and obtained.

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(h)New Lease. If the Lease is for any reason whatsoever terminated prior to the natural expiration of its term, and if, pursuant to any provisions of the Lease or otherwise, Mortgagee or its designee shall acquire from the Lessor another lease of the property demised under the Lease, the Lessee shall have no right, title or interest in or to such other lease or the leasehold estate created thereby.
(i)Mortgagee Obligations under Lease. Mortgagee shall have no liability or obligation under the Lease by reason of its acceptance of this Mortgage. Mortgagee shall be liable for the obligations of the Lessor or Lessee arising under the Lease for only that period of time which Mortgagee is in possession of the property demised under the Lease or has acquired, by foreclosure or otherwise, and is holding all of Lessor’s or Lessee’s right, title and interest therein.
(j)No Release of Mortgagor. No release or forbearance of any of Mortgagor’s obligations under the Lease, pursuant to the Lease or otherwise, shall release Mortgagor from any of its obligations under this Mortgage or the other Loan Documents.
(k)Enforce Lessor’s and Tenants’ Obligations; Provision of Information; Notice of Default. The Mortgagor shall enforce the obligations of the Lessor and Lessee under the Lease and the tenants under the Tenant Leases to the end that the Mortgagor may enjoy all of the rights granted to it under the Lease and the Tenant Leases. The Mortgagor shall provide the Mortgagee with (i) all requests for the Lessor’s or Lessee’s consent under the Lease, (ii) all material notices (including notices of default as above-described) given to or received by the Lessor or Lessee with respect to the Lease and all material notices (including all notices of default) given to or received by the Mortgagor with respect to any Tenant Lease, (iii) all material responses or material communications with respect to the requests described in (i) or the notices described in (ii), and (iv) any approvals or consents given by the Lessor or Lessee under the Lease.
(l)Mortgagee’s Participation in Lease Proceedings. Mortgagor shall give Mortgagee immediate notice of the commencement of any litigation, arbitration or appraisal proceeding to which Lessee or Lessor is a party or of which Mortgagor has been otherwise notified concerning the provisions of the Lease. Mortgagee shall have the right to intervene and participate in any such proceeding if such proceeding, if adversely determined, would be reasonably expected to have a material adverse effect on Mortgagor or the Mortgaged Properties and Mortgagor shall confer with Mortgagee and its attorneys and experts and cooperate with them to the extent which Mortgagee deems reasonably necessary for the protection of Mortgagee. Upon the request of Mortgagee, Mortgagor will exercise all rights of arbitration conferred upon it by the Lease. If at any time such proceeding shall have commenced, Mortgagor shall be in material default in the performance or observance of any covenant, condition or other requirement of the Lease on the part of Mortgagor to be performed or observed or a default shall have occurred hereunder, Mortgagee shall have, and is hereby granted, the sole and exclusive right to designate and appoint on behalf of Mortgagor, the arbitrator or arbitrators, or appraiser, in such proceeding.

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(m)Notice to Lessor of Mortgage. Lessor consents to the execution and delivery of this Mortgage of the Lease and acknowledges the name and address of the Mortgagee and receipt of a copy of this Mortgage.
(n)Tenant Leases. Mortgagor shall cause each Tenant Lease hereafter made and shall use its diligent efforts to cause each renewal of any existing Tenant Lease to provide that (i) in the event of the termination of the Lease where Mortgagee exercises the right to a new lease, the Tenant Lease shall not terminate or be terminable by the tenant; (ii) in the event of any action for the foreclosure of this Mortgage, the Tenant Lease shall not terminate or be terminable by the subtenant unless the tenant is specifically named and joined in any such action and unless a judgment is obtained therein against the tenant; and (iii) in the event that the Lease is terminated as in clause (i), the tenant shall attorn to the purchaser at the sale of the Mortgaged Properties on such foreclosure.
(o)Rejection of Lease. If the Lease is terminated for any reason in the event of the rejection or disaffirmance of the Lease pursuant to the Bankruptcy Code or any other law affecting creditor’s rights, (i) Mortgagor, immediately after obtaining notice thereof, shall give written notice thereof to Mortgagee, (ii) Mortgagor, without the prior written consent of Mortgagee, shall not elect to treat the Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code or any comparable federal or state statute or law, and any election by Mortgagor made without such consent shall be void, and (iii) this Mortgage and all the liens, terms, covenants and conditions of this Mortgage shall extend to and cover the Lessee’s possessory rights under Section 365(h) of the Bankruptcy Code and to any claim for damages due to the rejection of the Lease or other termination of the Lease. In addition, the Mortgagor hereby irrevocably assigns to Mortgagee, the Lessee’s rights to remain in possession of the property under the Lease and to offset against the rent reserved in the Lease under Section 365(h) of the Bankruptcy Code the amount of any damages caused by the nonperformance by the Lessor of any of its obligations under the Lease in the event any case, proceeding or other action is commenced by or against the Lessor under the Lease under the Bankruptcy Code or any comparable federal or state statute or law, provided that Mortgagee shall not exercise such rights and shall permit the Lessee to exercise such rights with the prior written consent of Mortgagee, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing.
(p)Assignment of Rights in Bankruptcy. The Mortgagor hereby assigns to Mortgagee, (i) the Mortgagor’s right to reject the Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against the Mortgagor under the Bankruptcy Code or comparable federal or state statute or law, and (ii) the Mortgagor’s right to seek an extension of the 60-day period within which the Mortgagor must accept or reject the Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law; provided that Mortgagee shall not exercise any such right, and shall permit the Mortgagor to exercise such rights with the prior written consent of Mortgagee, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing. Further, if the Mortgagor shall desire to so reject the Lease, the Mortgagor shall give Mortgagee not less than ten (10) days prior written notice of the date on which Mortgagor shall apply to the bankruptcy court for authority to reject

17

the Lease. Mortgagee shall have the right, but not the obligation, to serve upon the Mortgagor within such 10-day period a notice stating that (i) Mortgagee demands that the Mortgagor assume and assign the Lease to Mortgagee pursuant to Section 365 of the Bankruptcy Code and (ii) Mortgagee covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Lease. If Mortgagee serves upon the Mortgagor the notice described in the preceding sentence, the Mortgagor shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Mortgagee of the covenant provided for in clause (ii) of the preceding sentence.
7.Miscellaneous.
(a)Notices. All notices, requests, demands or documents which are required or permitted to be given or served hereunder shall be in writing and personally delivered, or sent by registered or certified mail addressed, or by facsimile or email with confirming hard copy of such facsimile or email sent, as follows:
To Mortgagor at:    In care of
Alexander & Baldwin, LLC
822 Bishop Street
Honolulu, Hawaii 96813
Attention: Paul K. Ito
Telephone No.: (808) 525-6611
Facsimile No.: (808) 525-6652
Email: pito@abinc.com

with a copy to:            Alexander & Baldwin, LLC
822 Bishop Street
Honolulu, Hawaii 96813
Attention: Nelson N.S. Chun
Telephone No.: (808) 525-6622
Facsimile No.: (808) 525-6616
Email: nchun@abinc.com

To Mortgagee at:	First Hawaiian Bank
999 Bishop Street
Honolulu, Hawaii 96813
Attn: Commercial Real Estate Division
Facsimile No. (808) 525-8141
Email: gleong@fhb.com

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with copy to:	Goodsill Anderson Quinn & Stifel
999 Bishop Street, Suite 1600
Honolulu, Hawaii 96813
Attention: Leighton Yuen, Esq.
Facsimile No. (808) 441-1235
Email: lyuen@goodsill.com

The addresses may be changed from time to time by the addressee by serving notice as heretofore provided. Service of such notice or demand shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or certification receipt or at the expiration of the second day after the date of mailing, whichever is earlier in time.
The Mortgagor hereby irrevocably authorizes the Mortgagee to accept facsimile (“FAX”) transmissions of such notices, requests, demands and documents, provided such transmission is signed by Paul K. Ito. The Mortgagor shall and does hereby hold the Mortgagee harmless from, and indemnify the Mortgagee against, any loss, cost, expense, claim or demand which may be incurred by or asserted against the Mortgagee by virtue of the Mortgagee acting upon any such notices, requests, demands or documents transmitted in accordance with the above provisions. Any such FAX transmission shall, at the Mortgagee’s request, be separately confirmed by telephone conference between the Mortgagee and the person described above, and shall be followed by transmission of the actual “hard copy” of the notice, request, demand or document in question.
(b)Successors. As and when used herein, the term “Mortgagee” shall include First Hawaiian Bank and its successors and assigns including Participants as described below; the term “Mortgagor” shall include the named Mortgagor and its successors and permitted assigns; and the term “person” shall include person, partnership, association, trust, corporation and limited liability company.
(c)Governing Law. This Mortgage shall be governed by and construed under the laws of the State of Hawaii.
(d)Captions. The captions or headings of sections or paragraphs contained in this Mortgage are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Mortgage.
(e)Counterparts. This Mortgage may be executed in any number of copies, and by the parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
8.Mortgagee’s Right to Sell Participations in the Loan. The Mortgagee may at any time sell, assign, transfer, negotiate, grant participations in, or otherwise dispose of, to any one or more other lenders (hereinafter called “Participants”) all or any part of the indebtedness of the Mortgagor at any time outstanding under any of the Loan Documents, in accordance with the Loan Agreement. The Mortgagor acknowledges and agrees that any such disposition will give rise to an obligation of the Mortgagor to each Participant and that, in such event, each Participant

19

shall, for all purposes hereof, be entitled to the benefits of the Loan Documents and all other documents, instruments and agreements therein described, as its interest may appear. The Mortgagor shall, from time to time at the request of the Mortgagee, execute and deliver, or cause to be executed and delivered, to the Mortgagee or to such party or parties (including any Participant) as the Mortgagee may designate, any and all such further instruments as may in the reasonable opinion of the Mortgagee be necessary or desirable to give full force and effect to such disposition, including, but not limited to such estoppel certificates or other instruments as may be requested from the Mortgagor to evidence the continuing validity of the Loan Documents and the absence of any default by the Mortgagee thereunder. Notwithstanding the foregoing, the Mortgagor acknowledges that no Participant shall be deemed a direct lender or co-lender with the Mortgagee.

9.Fixture Filing. This Mortgage also constitutes a fixture filing under Article 9 of the Hawaii Uniform Commercial Code, as amended; it covers goods that are or are to become fixtures in the Premises.

10.Security Agreement and Financing Statement Under Uniform Commercial Code. This Mortgage shall constitute a security agreement and financing statement under the Hawaii Uniform Commercial Code, as amended, and the Mortgagor, as debtor, hereby grants to the Mortgagee, as secured party, a security interest in any or all of the Mortgaged Properties, including but not limited to, the Equipment, in addition to a mortgage lien upon the same as part of the Premises. The Mortgagor will assist in the preparation of and will execute from time to time, alone or with the Mortgagee, and deliver, file and record any financing or continuation statements, mortgages or other instruments, and do such further acts as the Mortgagee may request to establish, maintain and perfect the security interest of the Mortgagee in the Mortgaged Properties, including, but not limited to, the Equipment, and all renewals, additions, substitutions, improvements to the same and the proceeds thereof, and otherwise to protect the same against the rights and interests of third parties. The terms of this Mortgage shall be deemed commercially reasonable within the meaning of the Hawaii Uniform Commercial Code, as amended.

11.Joint and Several Liability. Except as otherwise specifically provided in the Loan Documents, all of the Borrower Entities and any other persons and entities encompassed by the term “Mortgagor” shall be jointly and severally liable for all obligations, covenants, warranties and representations of the Mortgagor under this Mortgage. Except as otherwise specifically and explicitly provided herein or in a Loan Document, all waivers, acknowledgments, consents, approvals, representations, warranties, and other actions given, taken or agreed upon by the Mortgagor hereunder shall be considered to be given or taken or agreed upon by each Borrower Entity individually and by all of the Borrower Entities collectively, and shall be binding upon the Borrower Entities jointly and severally and their respective successors and assigns.

[SIGNATURES ON NEXT PAGE]

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IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage, Security Agreement and Fixture Filing to be duly executed as of the date first above written.
ABL MANOA MARKETPLACE LF LLC,                         a Hawaii limited liability company
By Alexander & Baldwin, LLC
                        Its Sole Manager

By /s/ Nelson N. S. Chun
                     Nelson N. S. Chun
                 Its Senior Vice President and
                 Chief Legal Officer

                        By /s/ Paul K. Ito
                     Paul K. Ito
                     Its Senior Vice President,
                 Chief Financial Officer & Treasurer

“ABL-LF”

A&B MANOA LLC,
a Hawaii limited liability company

By A & B Properties, Inc.
                        Its Sole Manager

                        By /s/ Paul K. Ito
                     Paul K. Ito
                     Its Treasurer

                        By /s/ David I Haverly
                     David I. Haverly
                     Its Senior Vice President
“ABML”

Signature page to Mortgage, Security Agreement and Fixture Filing

21

ABL MANOA MARKETPLACE LH LLC,
a Hawaii limited liability company

By Alexander & Baldwin, LLC
Its Sole Manager

By /s/ Nelson N. S. Chun
Nelson N. S. Chun
Its Senior Vice President and
Chief Legal Officer

By /s/ Paul K. Ito
Paul K. Ito
Its Senior Vice President,
Chief Financial Officer & Treasurer

“ABL-LH”

ABP MANOA MARKETPLACE LH LLC,
a Hawaii limited liability company

By A & B Properties, Inc.
Its Sole Manager

By /s/ Paul K. Ito
Paul K. Ito
Its Treasurer

By /s/ David I Haverly
David I. Haverly
Its Senior Vice President

“ABP-LH”

“Mortgagor”

Signature page to Mortgage, Security Agreement and Fixture Filing

22

STATE OF HAWAII                )
) SS.
CITY & COUNTY OF HONOLULU        )

On this the 27th day of July, 2016, before me personally appeared Nelson N. S. Chun ❑personally known to me -OR- ☒proved to me on the basis of satisfactory evidence who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacities shown, having been duly authorized to execute such instrument in such capacities.

/s/ Camille D. Adams
Printed Name:    Camille D. Adams
Notary Public, State of Hawaii
My Commission Expires: April 9, 2018

NOTARY CERTIFICATION
(Hawaii Administrative Rule § 5-11-8)

Document Identification or Description :  Mortgage, Security Agreement and Fixture Filing

Date of Document : August 1, 2016                                              Number of Pages 53

             First            Circuit
(Jurisdiction of notarial act)

/s/ Camille D. Adams
Signature of Notary

Camille D. Adams
Type or Print Name of Notary

July 27, 2016
Date of Notary Certificate (Official Stamp or Seal)

23

STATE OF HAWAII                )
) SS.
CITY & COUNTY OF HONOLULU        )

On this the 27th day of July, 2016, before me personally appeared Paul K. Ito ❑personally known to me -OR- ☒proved to me on the basis of satisfactory evidence who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacities shown, having been duly authorized to execute such instrument in such capacities.

/s/ Camille D. Adams
Printed Name:    Camille D. Adams
Notary Public, State of Hawaii
My Commission Expires: April 9, 2018

NOTARY CERTIFICATION
(Hawaii Administrative Rule § 5-11-8)

Document Identification or Description :  Mortgage, Security Agreement and Fixture Filing

Date of Document : August 1, 2016                                              Number of Pages 53

             First            Circuit
(Jurisdiction of notarial act)

/s/ Camille D. Adams
Signature of Notary

Camille D. Adams
Type or Print Name of Notary

July 27, 2016
Date of Notary Certificate (Official Stamp or Seal)

24

STATE OF HAWAII                )
) SS.
CITY & COUNTY OF HONOLULU        )

On this the 27th day of July, 2016, before me personally appeared David I. Haverly ❑personally known to me -OR- ☒proved to me on the basis of satisfactory evidence who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacities shown, having been duly authorized to execute such instrument in such capacities.

/s/ Camille D. Adams
Printed Name:    Camille D. Adams
Notary Public, State of Hawaii
My Commission Expires: April 9, 2018

NOTARY CERTIFICATION
(Hawaii Administrative Rule § 5-11-8)

Document Identification or Description : Mortgage, Security Agreement and Fixture Filing
Date of Document : August 1, 2016                                              Number of Pages 53

             First            Circuit
(Jurisdiction of notarial act)

/s/ Camille D. Adams
Signature of Notary

Camille D. Adams
Type or Print Name of Notary

July 27, 2016
Date of Notary Certificate (Official Stamp or Seal)

25

EXHIBIT A

-ITEM FIRST:-

ITEM I (Lot G-1) is covered by Tax Map Keys: (1) 2-9-022-030 and (1) 2-9-022-009.
ITEM II (Lot G-2) is covered by Tax Map Key: (1) 2-9-022-012.
ITEM III (Lot G-3) is covered by Tax Map Keys: (1) 2-9-022-001 and 005.
ITEM IV (Access Easement) is covered by Tax Map Key: (1) 2-9-026: Por. 014.

-ITEM I:-

All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 4 of Royal Patent Grant Number 642 to Charles Kanaina) situate, lying and being on the southeasterly side of East Manoa Road at Kolowalu, Kaloaluiki, and Kanaloa, Manoa Valley, Honolulu, City and County of Honolulu, State of Hawaii, being LOT G-1, as shown on Subdivision Map approved by City and County of Honolulu, on January 15, 1976, and thus bounded and described:

Beginning at the west corner of this parcel of land on the southeasterly side of East Manoa Road, the coordinates of which referred to Government Survey Triangulation Station "AKAKA" being 3,696.92 feet south and 3,255.86 feet west and running by azimuths measured clockwise from true South:

1.	239° 27' 93.00 feet along the southeasterly side of East Manoa Road;

2.	329° 39' 104.32 feet along the remainder of Lot 4 of Grant 642 to Charles Kanaina;

3.	59° 39' 93.00 feet along the remainder of Lot 4 of Grant 642 to Charles Kanaina;

4.	149° 39' 104.00 feet along Grant 6166 to Trustees of Kawaiahao Church to the point of beginning and containing an area of 9,687 square feet, more or less.

-ITEM II:-

All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lots 4 and 5 of Royal Patent Grant Number 642 to Charles Kanaina, Royal Patent Number 3034, Land Commission Award Number 11307 to Kea, and Royal Patent Number 2831, Land Commission Award Number 1909 to Kai for Kaianui) situate, lying and being on the southeasterly

5934838.6

side of East Manoa Road at Kolowalu, Kaloaluiki and Kanaloa, Manoa Valley, Honolulu, City and County of Honolulu, State of Hawaii, being LOT G-2, as shown on Subdivision Map approved by City and County of Honolulu, on January 15, 1976, and thus bounded and described as per survey dated October 22, 1975, to-wit:

Beginning at the north corner of this parcel of land on the southeasterly side of East Manoa Road, the coordinates of which referred to Government Survey Triangulation Station "AKAKA" being 3,544.90 feet south and 3,002.57 feet west and running by azimuths measured clockwise from true South:

1.	328° 40' 87.00 feet along remainder of L. C. Aw. 1909 to Kai for Kaianui;

2.	302° 00' 58.76 feet along remainder of L. C. Aw. 1909 to Kai for Kaianui;

Thence along remainder of L. C. Aw. 1909 to Kai for Kaianui, on a curve to the right with a radius of 36.00 feet, the chord azimuth and distance being:

3.	330° 07' 30" 33.94 feet;

4.	358° 15' 187.86 feet along remainder of L. C. Aw. 1090 to Kai for Kaianui;

5.	36° 42' 132.40 feet along remainders of L. C. Aw. 1909 to Kai for Kaianui and Lot 4 of Grant 642 to Charles Kanaina;

6.	59° 50' 223.50 feet along remainders of Lot 4 of Grant 642 to Charles Kanaina, L. C. Aw. 11307 to Kea and Lot 5 of Grant 642 to Charles Kanaina;

7.	149° 50' 145.08 feet along the remainders of Lot 5 and Grant 642 to Charles Kanaina and L. C. Aw. 11307 to Kea;

8.	59° 50' 84.42 feet along remainders of L. C. Aw. 11307 to Kea and Lot 5 of Grant 642 to Charles Kanaina;

9.	145° 00' 105.40 feet along remainder of Grant 642 to Charles Kanaina;

10.	265° 40' 37.88 feet along Grant 6166 to Trustees of Kawaiahao Church;

11.	251° 30' 67.50 feet along Grant 6166 to Trustees of Kawaiahao Church;

12.	234° 50' 40.00 feet along Grant 6166 to Trustees of Kawaiahao Church;

13.	228° 15' 37.00 feet along Grant 6166 to Trustees of Kawaiahao Church;

14.	246° 40' 28.00 feet along Grant 6166 to Trustees of Kawaiahao Church;

15.	149° 39' 54.54 feet along Grant 6166 to Trustees of Kawaiahao Church;

16.	239° 39' 93.00 feet along remainder of Lot 4 of Grant 642 to Charles Kanaina;

17.	149° 39' 104.32 feet along remainder of Lot 4 of Grant 642 to Charles Kanaina;

18.	239° 27' 50.03 feet along the southeasterly side of East Manoa Road;

19.	238° 40' 152.34 feet along the southeasterly side of East Manoa Road to the point of beginning and containing an area of 130,373 square feet, more or less.

-ITEM III:-

All of that certain parcel of land situate, lying and being on the southeasterly side of East Manoa Road at Kolowalu, Kaloaluiki, and Kanaloa, Manoa Valley, Honolulu, City and County of Honolulu, State of Hawaii, being LOT G-3, as shown on Subdivision Map approved by City and County of Honolulu, on January 15, 1976, comprising of the following:

-PARCEL FIRST:-

LOT 1, area 18,103 square feet, more or less, as shown on Map 3, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 648 of the Trustees under the Will and of the Estate of Bathsheba M. Allen, deceased.

Being land described in Transfer Certificate of Title No. 1,110,607 issued to ABL MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, as to an undivided 36% interest,

and ABP MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, as to an undivided 64% interest, as Tenants in Common.

-PARCEL SECOND:-

LOT 2, area 304 square feet, more or less, as shown on Map 3, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 650 of the Trustees under the Will and of the Estate of Bathsheba M. Allen, deceased.

Being land described in Transfer Certificate of Title No. 1,110,607 issued to ABL MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, as to an undivided 36% interest, and ABP MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, as to an undivided 64% interest, as Tenants in Common.

-PARCEL THIRD:-

LOTS: 1,    area 8,749 square feet,
3,    area 9,739 square feet, more or less, as shown on Map 2, and
2-B,     area 1,625 square feet, more or less, as shown on Map 3;

said maps being filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 649 of the Trustees under the Will and of the Estate of Bathsheba M. Allen, deceased.

Being land described in Transfer Certificate of Title No. 1,110,607 issued to ABL MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, as to an undivided 36% interest, and ABP MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, as to an undivided 64% interest, as Tenants in Common.

-PARCEL FOURTH:-

LOT 1-B, area 8,651 square feet, more or less, as shown on Map 4, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 650 of the Trustees under the Will and of the Estate of Bathsheba M. Allen, deceased.

Being land described in Transfer Certificate of Title No. 1,110,607 issued to ABL MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, as to an undivided 36% interest, and ABP MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, as to an undivided 64% interest, as Tenants in Common.

-PARCEL FIFTH:-

LOT 2-A, area 47 square feet, more or less, as shown on Map 3, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 649 of the Trustees under the Will and of the Estate of Bathsheba M. Allen, deceased.

Being land described in Transfer Certificate of Title No. 1,110,607 issued to ABL MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, as to an undivided 36% interest, and ABP MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, as to an undivided 64% interest, as Tenants in Common.

-PARCEL SIXTH:-

All of that certain parcel of land (being all of the land(s) described in and covered by Land Patent Grant Number S-14,121 to Richard Q.Y. Wong, Lot 6 of Royal Patent Grant Number 642 to Charles Kanaina, and portion(s) of Royal Patent Number 2590, Land Commission Award Number 1926, Apana 1 to Nanauki, Lots 4, 5 and 8 of Royal Patent Grant Number 642 to Charles Kanaina, Royal Patent Number 3034, Land Commission Award Number 11307 to Kea, Royal Patent Number 2831, Land Commission Award Number 1909 to Kai for Kaianui).

Said above Parcels First through Sixth of Item III are portions of LOT G-3, as shown on Subdivision Map approved by City and County of Honolulu, on January 15, 1976, situate, lying and being on the Southeasterly side of East Manoa Road at Kolowalu, Kaloaluiki, and Kanaloa, Manoa Valley, Honolulu, City and County of Honolulu, State of Hawaii, having perimeter description as follows:

1.	328° 40' 80.00 feet along remainder of L.C. Aw. 1909 to Kai for Kaianui;

2.	Thence along remainder of L.C. Aw. 1909 to Kai for Kaianui, on a curve to the left with a radius of 40.00 feet, the chord azimuth and distance being:

315°      20'        18.45    feet;

3.	302° 00' 35.86 feet along remainder of L.C. Aw. 1909 to Kai for Kaianui;

4.	238° 40' 115.08 feet along remainder of L.C. Aw. 1909 to Kai for Kaianui;

5.	326° 16' 30" 10.84 feet along Government Land;

6.	11° 30' 62.23 feet along Government Land;

7.	34° 00' 79.20 feet along Government Land;

8.	358° 15' 300.30 feet along Government Land;

9.	8° 19' 30.00 feet along Government Land;

10.	254° 40' 7.00 feet along Government Land;

11.	328° 33' 122.75 feet along Government Land;

12.	339° 09' 106.41 feet along Government Land;

13.	55° 00' 424.35 feet along Lot 2 of Land Court Application 648, Government Land, remainder of L.C. Aw. 11307 to Kea and Lot 3 of Land Court Application 650;

14.
145°    00'        177.50    feet along Lot 1-C of Land Court Application 650, remainder of Lot 8 of Grant 642 to Charles Kanaina, Lot 1-A-1-A of Land Court Application 650, and remainder of L.C. Aw. 1926, Ap. 1 to Nanauki;

15.	55° 00' 60.00 feet along remainder of L.C. Aw. 1926, Ap. 1 to Nanauki;

16.	145° 00' 102.50 feet along remainder of L.C. Aw. 1926, Ap. 1 to Nanauki;

17.	55° 00' 26.99 feet along remainder of L.C. Aw. 1926, Ap. 1 to Nanauki;

18.	145° 00' 159.38 feet along remainder of L.C. Aw. 1926, Ap. 1 to Nanauki;

19.	55° 00' 124.83 feet along remainders of L.C. Aw. 1926, Ap. 1 to Nanauki and Lot 8 of Grant 642 to Charles Kanaina;

20.	199° 48' 28.46 feet along L.C. Aw. 11306, Ap. 2 to Kalama;

21.	181° 38' 30" 78.66 feet along remainder of Lot 8 of Grant 642 to Charles Kanaina;

22.	172° 24' 93.50 feet along remainder of L.C. Aw. 1926, Ap. 1 to Nanauki;

23.	208° 00' 40.00 feet along Lot 7 of Grant 642 to Charles Kanaina;

24.	218° 30' 16.00 feet along Lot 7 of Grant 642 to Charles Kanaina;

25.	232° 05' 30.00 feet along Lot 7 of Grant 642 to Charles Kanaina;

26.	156° 03' 34.80 feet along Lot 7 of Grant 642 to Charles Kanaina;

27.	243° 30' 60.74 feet along Grant 6166 to Trustees of Kawaiahao Church;

28.	265° 40' 50.12 feet along Grant 6166 to Trustees of Kawaiahao Church;

29.	325° 00' 105.40 feet along remainder of Lot 5 of Grant 642 to Charles Kanaina;

30.	239° 50' 84.42 feet along remainders of Lot 5 of Grant 642 to Charles Kanaina and L.C. Aw. 11307 to Kea;

31.	329° 50' 145.08 feet along remainders of L.C. Aw. 11307 to Kea and Lot 5 of Grant 642 to Charles Kanaina;

32.	239° 50' 223.50 feet along remainder of Lot 5 of Grant 642 to Charles Kanaina, L.C. Aw. 11307 to Kea and Lot 4 of Grant 642 to Charles Kanaina;

33.	216° 42' 132.40 feet along remainders of Lot 4 of Grant 642 to Charles Kanaina and L.C. Aw. 1909 to Kai for Kaianui;

34.	178° 15' 187.86 feet along remainder of L.C. Aw. 1909 to Kai for Kaianui;

35.	Thence along remainder of L.C. Aw. 1909 to Kai for Kaianui, on a curve to the left with a radius of 36.00 feet, the chord azimuth and distance being:

150°    07'    30"    33.94    feet;

36.	122° 00' 58.76 feet along remainder of L.C. Aw. 1909 to Kai for Kaianui;

37.	148° 40' 87.00 feet along remainder of L.C. Aw. 1909 to Kai for Kaianui;

38.	238° 40' 28.00 feet along the Southeasterly side of East Manoa Road to the point of beginning and containing an area of 273,722 square feet, more or less.

-AS TO ITEMS I, II AND III:-

BEING THE PREMISES ACQUIRED BY WARRANTY DEED AND ASSIGNMENT OF LESSOR'S INTEREST IN LEASE

GRANTOR	: MANOA SHOPPING CENTER, INC., a Hawaii corporation, and WATER BUFFALO LLC, a Hawaii limited liability company

GRANTEE
:    ABL MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, as Tenant in Severalty, as to an undivided 36% interest, and ABP MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, as Tenant in Severalty, as to an undivided 64% interest, as Tenants in Common

DATED	: January 29, 2016

FILED	: Land Court Document No. T-9524070

RECORDED	: Document No. A-58720453

-Note:- Filed with the Department of Commerce and Consumer Affairs of the State of Hawaii (Business Registration), is the merger of ABP MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, into A&B MANOA LLC, a Hawaii limited liability company, on July 12, 2016, as set forth in CERTIFICATE OF MERGER filed as Land Court Document No. T-9692427, and recorded as Document No. A-60400763.

-ITEM IV:-

A non-exclusive access easement for the right, privilege and authority to construct, reconstruct, improve, repair and maintain a roadway and drive-thru facility over and across an easement designated as "Perpetual Non-Exclusive Access Easement" set forth in GRANT OF EASEMENT dated April 10, 1985, recorded in Liber 18715 at Page 334; and subject to the terms and provisions contained therein. Said easement is more particularly described as follows:

Beginning at the north corner of this parcel of land and on the east boundary of Royal Patent 2831, Land Commission Award 1909 to Kai for Kaianui, the coordinates of said point of beginning referred to Government Survey Triangulation Station "AKAKA" being 3706.66 feet South and 2846.10 feet West, thence running by azimuths measured clockwise from True South:

1.	328° 40' 36.50 feet along the remainder of Manoa Stream;

2.	Thence along the remainder of Manoa Stream on a curve to the right with a radius of 50.00 feet, the chord azimuth and distance being:

13°    09'     06"    70.07     feet;

3.	178° 15' 14.83 feet along R.P. 2831, L.C. Aw, 1909 to Kai for Kaianui;

4.	Thence along the remainder of Manoa Stream on a curve to the left with a radius of 38.00 feet, the chord azimuth and distance being:

187°    25'    22"    47.58    feet;

5.	148° 40' 15.36 feet along the remainder of Manoa Stream;

6.	178° 15' 24.31 feet along R.P. 2831, L.C. Aw. 1909 to Kai for Kaianui to the point of beginning and containing an area of 1,087 square feet, more or less.

ASSIGNMENT OF EASEMENT dated effective as of October 30, 2015, from MANOA SHOPPING CENTER, INC., a Hawaii corporation, as "Assignor", to A&B MANOA LLC, a Hawaii limited liability company, as "Assignee", recorded as Document No. A-58720451.

CONSENT TO ASSIGNMENT OF GRANT OF EASEMENT, by the STATE OF HAWAII, by its Board of Land and Natural Resources, dated January 29, 2016, recorded as Document No. A‑58720452.

SUBJECT, HOWEVER, to the following:

1.	Mineral and water rights of any nature.

2.	-AS TO ITEM I (LOT G-1):-

(A)    GRANT

TO	: CITY AND COUNTY OF HONOLULU

DATED	: September 8, 1943

RECORDED	: Liber 1785 Page 260

GRANTING	: right and easement for sewer purposes over and across the land described herein

(B)    GRANT

TO	: HAWAIIAN ELECTRIC COMPANY, INC. and GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED, now known as HAWAIIAN TELCOM, INC.

DATED	: July 22, 1964

RECORDED	: Liber 4865 Page 228

GRANTING	: an easement for utility purposes as shown on the map attached thereto

3.	-AS TO ITEM II (LOT G-2):-

(A)    GRANT

TO	: CITY AND COUNTY OF HONOLULU

DATED	: September 8, 1943

RECORDED :	Liber 1785 Page 260

GRANTING :	right and easement for sewer purposes over and across the land described herein

(B)    GRANT

TO	: CITY AND COUNTY OF HONOLULU

DATED	: October 7, 1943

RECORDED :	Liber 1788 Page 4

GRANTING :	an easement for underground sewer purposes, more particularly described therein

Said above Grant has been amended by instrument dated March 19, 1965, recorded in Liber 5041 at Page 415.

-Note:-
Cancellation of a portion of Sewer Easement having an area of 4,915 square feet, as recorded in Liber 5041 at Page 415, as shown on the Subdivision Map approved by City and County of Honolulu, on January 15, 1976.

(C)    GRANT

TO	: HAWAIIAN ELECTRIC COMPANY, INC. and GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED, now known as HAWAIIAN TELCOM, INC.

DATED	: July 22, 1964

RECORDED :	Liber 4865 Page 228
GRANTING : an easement for utility purposes

(D)    DESIGNATION OF EASEMENT “S-2”

PURPOSE    :    sewer

SHOWN	: on Subdivision Map approved by City and County of Honolulu on
March 4, 2016, DPP File No. 2015/SUB-179

4.	-AS TO ITEM III, PARCEL FIRST (LOT 1 OF Land Court Application No. 648):-

(A)	Location of the boundary of Manoa Stream and the effect, if any, upon the area of the land described herein, and the free flowage thereof.

(B)
PARCEL 41, containing an area of 409 square feet, more or less, acquired by the CITY AND COUNTY OF HONOLULU, by Final Order of Condemnation dated January 22, 1982, filed as Land Court Document No. 1102506, recorded in Liber 16137 at Page 448.

5.	-AS TO ITEM III, PARCEL SIXTH (TMKS: (1) 2-9-022-POR. 001 AND (1) 2-9-022‑POR. 005):-

(A)	Location of the boundary of Manoa Stream and the effect, if any, upon the area of the land described herein, and the free flowage thereof.

(B)    The terms and provisions contained in the following:

INSTRUMENT     :    LAND PATENT GRANT NO. S-14,121

DATED     :    November 8, 1963

The foregoing includes, but is not limited to, matters relating to reservation of an easement, area 111 square feet, more or less, for sewer purposes.

(C)	GRANT

TO	: CITY AND COUNTY OF HONOLULU

DATED	: September 8, 1943

RECORDED	: Liber 1785 Page 260

GRANTING	: right and easement for sewer purposes over and across the land described herein

-Note:-	Cancellation of a portion of Sewer Easement as shown on the Subdivision Map approved by City and County of Honolulu, on March 4, 2016, DPP File No. 2015/SUB-179.

(D)    GRANT

TO	: CITY AND COUNTY OF HONOLULU

DATED	: October 7, 1943

RECORDED	: Liber 1788 Page 4

GRANTING	: an easement for underground sewer purposes, more particularly described therein

Said above Grant has been amended by instrument dated March 19, 1965, recorded in Liber 5041 at Page 415.

-Note:-
Cancellation of a portion of Sewer Easement having an area of 4,915 square feet, as recorded in Liber 5041 at Page 415, as shown on the Subdivision Map approved by City and County of Honolulu, on January 15, 1976.

(E)    GRANT

TO	: CITY AND COUNTY OF HONOLULU and the BOARD OF WATER SUPPLY

DATED	: September 6, 1978

RECORDED	: Liber 13216 Page 186

GRANTING	: a right and easement for water pipeline purposes over Easement
"W‑1", area 1,805 square feet, more particularly described therein

(F)    DESIGNATION OF EASEMENT “S-2”

PURPOSE    :    sewer

SHOWN	: on Subdivision Map approved by City and County of Honolulu on
March 4, 2016, DPP File No. 2015/SUB-179

(G)    DESIGNATION OF EASEMENT “S-3”

PURPOSE    :    sewer

SHOWN	: on Subdivision Map approved by City and County of Honolulu on
March 4, 2016, DPP File No. 2015/SUB-179

(H)    DESIGNATION OF EASEMENT “W-1”

PURPOSE    :    water

SHOWN	: on Subdivision Map approved by City and County of Honolulu on
March 4, 2016, DPP File No. 2015/SUB-179

6.	The terms and provisions contained in the following:

INSTRUMENT:	DECLARATION OF ESTABLISHMENT OF RESTRICTIONS AND EASEMENTS

DATED	: May 16, 1977

FILED	: Land Court Document No. 820265

RECORDED	: Liber 12245 Page 21

7.	UNRECORDED LEASE

LESSOR	: MANOA SHOPPING CENTER, INC., a Hawaii corporation

LESSEE	: MANOA MARKETPLACE-PARTNERS, a limited partnership

DATED	: March 15, 1974

TERM	: fifty-five (55) years commencing on March 16, 1974 and ending on March 15, 2029

Above Lease was amended by unrecorded AMENDMENT OF LEASE dated May 20, 1977, effective as of January 15, 1977; re: (i) substituting MANOA SHOPPING CENTER, INC. and RICHARD QUAN YAU WONG, as "Lessor", and VALLEY MARKETPLACE-PARTNERS, a registered Hawaii general partnership, as "Lessee", (ii) amending the term of lease for fifty-two (52) years and two (2) months commencing January 15, 1977 and ending on and including March 14, 2029.

A MEMORANDUM OF LEASE is dated May 20, 1977, effective as of January 15, 1977, filed as Land Court Document Nos. 820263 through 820264, recorded in Liber 12245 at Page 1.

OPTION TO AMEND LEASE dated January 17, 2003, filed as Land Court Document No. 2903602, recorded as Document No. 2003-049537.

ABOVE LEASE AMENDED BY INSTRUMENT

DATED	: August 7, 2003

FILED	: Land Court Document No. 2978017

RECORDED	: Document No. 2003-171865

RE	: lease rent

ABOVE LEASE AMENDED BY INSTRUMENT

DATED	: March 29, 2005, but effective as of August 1, 2004

FILED	: Land Court Document No. 3250040

RECORDED	: Document No. 2005-066123

CONSENT	: to include LOT G-2

Above Lease was amended by unrecorded AMENDMENT OF LEASE dated June 3, 2016, effective as of January 29, 2016; re: (i) extending the term of the Lease from March 14, 2029, to and including December 31, 2046, and (b) amending and restating the description of the property demised by the Lease by deleting Exhibit "A" attached to the Lease and replacing it with the Exhibit "A" attached to the Amendment.

MEMORANDUM OF AMENDMENT TO GROUND LEASE AND AMENDMENT OF MEMORANDUM OF LEASE dated June 3, 2016, but effective as of January 29, 2016, filed as Land Court Document No. T-9650267, and recorded as Document No. A‑59980991.

JOINDER AND CONSENT made by A&B MANOA LLC, a Hawaii limited liability company, dated July 21, 2016, filed as Land Court Document No. T-9699371, recorded as Document No. A-60471215.

THE LESSEE'S INTEREST BY MESNE ASSIGNMENTS ASSIGNED

ASSIGNOR	: MANOA MARKETPLACE LLC, a Delaware limited liability company

ASSIGNEE :
ABL MANOA MARKETPLACE LH LLC, a Hawaii limited liability company, as Tenant in Severalty, as to an undivided thirty percentage (30%) interest, and ABP MANOA MARKETPLACE LH LLC, a Hawaii limited liability company, as Tenant in Severalty, as to the remaining undivided seventy percentage (70%) interest, as Tenants in Common

DATED	: January 29, 2016

FILED	: Land Court Document No. T-9524073

RECORDED :	Document No. A-58720456

CONSENT
:    Given by ABL MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, and ABP MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, by instrument dated January 29, 2016, filed as Land Court Document No. T-9524074, recorded as Document No. A-58720457

8.	-AS TO ITEM IV (ACCESS EASEMENT):-

(A)	The terms and provisions contained in GRANT OF EASEMENT dated April 10, 1985, recorded in Liber 18715 at Page 334, including but not limited to matters relating to consent required by the State of Hawaii for any sale, assignment, lease, mortgage or other transfer.

(B)	-AS TO "NON-EXCLUSIVE ACCESS EASEMENT" as set forth in GRANT OF EASEMENT recorded in Liber 18715 at Page 334:-

Location of the boundary of Manoa Stream and the effect, if any, upon the area of the land described herein, and the free flowage thereof.

(C)    Said Grant is subject to any matters arising from or affecting the same.

9.
Any rights or interests which may exist or arise by reason of the following facts shown on ALTA/ACSM Survey prepared by Erik S. Kaneshiro, Land Surveyor, with Austin, Tsutsumi and Associates, Inc., dated July 10, 2015, revised September 15, 2015, September 25, 2015, January 8, 2016, January 15, 2016, and January 27, 2016:

(A)	Guard Rail running along the easterly side of Access Easement (Item IV) crosses into Neighboring Parcel 14, (Manoa Stream) by as much as 2.8 feet for a distance of 69.7 feet.

(B)	Signs and parking stall curb along the easterly side of Subject Lot (Item III, Parcel Sixth) crosses into Neighboring Parcel 14 (Manoa Stream) by as much as 8.2 feet for a distance of 56.4 feet.

(C)	Rip Rap along the easterly side of Subject Lot (Item III, Parcel Sixth) crosses into Neighboring Parcel 14 (Manoa Stream) by as much as 20 feet for a distance of 137 feet.

(D)	Realigned sewerline with Lot G-3 (Item III) is not within recorded easement.

(E)
Sewerline within Lot G-3 (Item III) is within Easement as recorded in Liber 5041, at Page 415, also shows cancellation of said easement as shown on the Subdivision Map approved by the City and County of Honolulu, on January 15, 1976.

(F)	Concrete step along the westerly side of Subject Lot (Item III, Parcel Sixth) crosses into Neighboring Parcel 15 by as much as 0.9 feet for a distance of 3.2 feet.

(G)	CRM wall running along the northwesterly side of Subject Lot (Item II) extends into Neighboring Parcel 8 by as much as 0.3 feet for a distance of 57.3 feet.

(H)	End of CRM wall at the northwesterly corner of Subject Lot (Item I) extends into Subject Lot (Item I) from Neighboring Parcel 8 by as much as 1.5 feet.

(I)    Various buildings cross over various easements listed as follows:

(1)    Item I: two story CMU building over utility easement.

(2)    Item II: single story CMU building over sewer easements.

(3)    Item II: single story CMU building over utility easement.

(4)    Item III, Parcel Sixth: single story CMU building over sewer easement.

(J)	Item III, Parcel Sixth: building from Item III, Lot G-3 crosses into Item II, Lot G-2.

(K)    Easement W-1 does not cover existing waterline and fire hydrant.

10.	-AS TO ITEM III (LOT G-3):-

The terms and provisions contained in the following:

INSTRUMENT	: ENCROACHMENT AGREEMENT

DATED	: January 29, 2016

FILED	: Land Court Document No. T-9524069

RECORDED	: Document No. A-58720446

PARTIES
:    MANOA SHOPPING CENTER, INC., a Hawaii corporation, and WATER BUFFALO LLC, a Hawaii manager-managed limited liability company, "First Party", DORIS MEE LAI KURANISHI, wife of Sidney A. Kuranishi, "Second Party", and MANOA MARKETPLACE LLC, a Delaware member-managed limited liability company, "Lessee"

RE	: concrete step

11.	-AS TO ITEM II (LOT G-2):-

The terms and provisions contained in the following:

INSTRUMENT	: ENCROACHMENT AGREEMENT

DATED	: January 29, 2016

RECORDED	: Document No. A-58720447

PARTIES
:    MANOA SHOPPING CENTER, INC., a Hawaii corporation, "First Party", THE TRUSTEES OF KAWAIAHAO CHURCH, "Second Party", HAWAII PERFORMING ARTS COMPANY, LTD., a Hawaii non-profit corporation, "HPAC", and MANOA MARKETPLACE LLC, a Delaware member-managed limited liability company, "Lessee"

RE	: concrete rubble masonry wall

12.	-AS TO ITEM I (LOT G-1):-

The terms and provisions contained in the following:

INSTRUMENT	: ENCROACHMENT AGREEMENT

DATED	: January 29, 2016

RECORDED	: Document No. A-58720448

PARTIES
:    MANOA SHOPPING CENTER, INC., a Hawaii corporation and WATER BUFFALO LLC, a Hawaii manager-managed limited liability company, "First Party", THE TRUSTEES OF KAWAIAHAO CHURCH, "Second Party", HAWAII PERFORMING ARTS COMPANY, LTD., a Hawaii non-profit corporation, "HPAC", and MANOA MARKETPLACE LLC, a Delaware member-managed limited liability company, "Lessee"

RE	: concrete rubble masonry wall

-ITEM SECOND:-

ITEM I (Lot G-1) is covered by Tax Map Keys: (1) 2-9-022-030 and (1) 2-9-022-009.
ITEM II (Lot G-2) is covered by Tax Map Key: (1) 2-9-022-012.
ITEM III (Lot G-3) is covered by Tax Map Keys: (1) 2-9-022-001 and 005.
ITEM IV (Access Easement) is covered by Tax Map Key: (1) 2-9-026: Por. 014.

UNRECORDED LEASE

LESSOR	: MANOA SHOPPING CENTER, INC., a Hawaii corporation

LESSEE	: MANOA MARKETPLACE-PARTNERS, a limited partnership

DATED	: March 15, 1974

TERM	: fifty-five (55) years commencing on March 16, 1974 and ending on March 15, 2029

Above Lease was amended by unrecorded AMENDMENT OF LEASE dated May 20, 1977, effective as of January 15, 1977; re: (i) substituting MANOA SHOPPING CENTER, INC. and RICHARD QUAN YAU WONG, as "Lessor", and VALLEY MARKETPLACE-PARTNERS, a registered Hawaii general partnership, as "Lessee", (ii) amending the term of lease for fifty-two (52) years and two (2) months commencing January 15, 1977 and ending on and including March 14, 2029.

A MEMORANDUM OF LEASE is dated May 20, 1977, effective as of January 15, 1977, filed as Land Court Document Nos. 820263 through 820264, recorded in Liber 12245 at Page 1.

OPTION TO AMEND LEASE dated January 17, 2003, filed as Land Court Document No. 2903602, recorded as Document No. 2003-049537.

ABOVE LEASE AMENDED BY INSTRUMENT

DATED	: August 7, 2003

FILED	: Land Court Document No. 2978017

RECORDED	: Document No. 2003-171865

RE	: lease rent

ABOVE LEASE AMENDED BY INSTRUMENT

DATED	: March 29, 2005, but effective as of August 1, 2004

FILED	: Land Court Document No. 3250040

RECORDED	: Document No. 2005-066123

CONSENT	: to include LOT G-2

Above Lease was amended by unrecorded AMENDMENT OF LEASE dated June 3, 2016, effective as of January 29, 2016; re: (i) extending the term of the Lease from March 14, 2029, to and including December 31, 2046, and (b) amending and restating the description of the property demised by the Lease by deleting Exhibit "A" attached to the Lease and replacing it with the Exhibit "A" attached to the Amendment.

MEMORANDUM OF AMENDMENT TO GROUND LEASE AND AMENDMENT OF MEMORANDUM OF LEASE dated June 3, 2016, but effective as of January 29, 2016, filed as Land Court Document No. T-9650267, and recorded as Document No. A-59980991.

JOINDER AND CONSENT made by A&B MANOA LLC, a Hawaii limited liability company, dated July 21, 2016, filed as Land Court Document No. T-9699371, recorded as Document No. A-60471215.

THE LESSEE'S INTEREST BY MESNE ASSIGNMENTS ASSIGNED

ASSIGNOR	: MANOA MARKETPLACE LLC, a Delaware limited liability company

ASSIGNEE
:    ABL MANOA MARKETPLACE LH LLC, a Hawaii limited liability company, as to an undivided 30% interest, and ABP MANOA MARKETPLACE LH LLC, a Hawaii limited liability company, as to an undivided 70% interest, as Tenants in Common

DATED	: January 29, 2016

FILED	: Land Court Document No. T-9524073

RECORDED	: Document No. A-58720456

CONSENT	: Given by Lessor, by instrument dated January 29, 2016, filed as Land Court Document No. T-9524074, recorded as Document No. A-58720457

Lessor's interest has been assigned to ABL MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, as to an undivided 36% interest, and ABP MANOA MARKETPLACE
LF LLC, a Hawaii limited liability company, as to an undivided 64% interest, as Tenants in
Common, by WARRANTY DEED AND ASSIGNMENT OF LESSOR'S INTEREST IN
LEASE of MANOA SHOPPING CENTER, INC., a Hawaii corporation, and WATER
BUFFALO LLC, a Hawaii limited liability company, dated January 29, 2016, filed as Land
Court Document No. T-9524070, recorded as Document No. A-58720453.

-Note:-
Filed with the Department of Commerce and Consumer Affairs of the State of Hawaii (Business Registration), is the merger of ABP MANOA MARKETPLACE LF LLC, a Hawaii limited liability company, into A&B MANOA LLC, a Hawaii limited liability company, on July 12, 2016, as set forth in CERTIFICATE OF MERGER filed as Land Court Document No. T-9692427, and recorded as Document No. A-60400763.

Said Lease, as amended, demises the following property:
Item I: the property described under Item I in ITEM FIRST above;
Item II: the property described under Item II in ITEM FIRST above;
Item III: the property described under Item III in ITEM FIRST above, including without limitation, Parcels First through Sixth therein;
Item IV: the access easement described under Item IV in ITEM FIRST above.

SUBJECT, HOWEVER, to the following:

1.	Mineral and water rights of any nature.

2.	-AS TO ITEM I (LOT G-1):-

(A)    GRANT

TO	: CITY AND COUNTY OF HONOLULU

DATED	: September 8, 1943

RECORDED	: Liber 1785 Page 260

GRANTING	: right and easement for sewer purposes over and across the land described herein

(B)    GRANT

TO	: HAWAIIAN ELECTRIC COMPANY, INC. and GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED, now known as HAWAIIAN TELCOM, INC.

DATED	: July 22, 1964

RECORDED	: Liber 4865 Page 228

GRANTING	: an easement for utility purposes as shown on the map attached thereto

3.	-AS TO ITEM II (LOT G-2):-

(A)    GRANT

TO	: CITY AND COUNTY OF HONOLULU

DATED	: September 8, 1943

RECORDED	: Liber 1785 Page 260

GRANTING	: right and easement for sewer purposes over and across the land described herein

(B)    GRANT

TO	: CITY AND COUNTY OF HONOLULU

DATED	: October 7, 1943

RECORDED	: Liber 1788 Page 4

GRANTING	: an easement for underground sewer purposes, more particularly described therein

Said above Grant has been amended by instrument dated March 19, 1965, recorded in Liber 5041 at Page 415.

-Note:-
Cancellation of a portion of Sewer Easement having an area of 4,915 square feet, as recorded in Liber 5041 at Page 415, as shown on the Subdivision Map approved by City and County of Honolulu, on January 15, 1976.

(C)    GRANT

TO	: HAWAIIAN ELECTRIC COMPANY, INC. and GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED, now known as HAWAIIAN TELCOM, INC.

DATED	: July 22, 1964

RECORDED	: Liber 4865 Page 228

GRANTING	: an easement for utility purposes

(D)    DESIGNATION OF EASEMENT “S-2”

PURPOSE    :    sewer

SHOWN	: on Subdivision Map approved by City and County of Honolulu on
March 4, 2016, DPP File No. 2015/SUB-179

4.	-AS TO ITEM III, PARCEL FIRST (LOT 1 OF Land Court Application No. 648):-

(A)	Location of the boundary of Manoa Stream and the effect, if any, upon the area of the land described herein, and the free flowage thereof.

(B)
PARCEL 41, containing an area of 409 square feet, more or less, acquired by the CITY AND COUNTY OF HONOLULU, by Final Order of Condemnation dated January 22, 1982, filed as Land Court Document No. 1102506, recorded in Liber 16137 at Page 448.

5.	-AS TO ITEM III, PARCEL SIXTH (TMKS: (1) 2-9-022-POR. 001 AND (1) 2-9-022-POR. 005):-

(A)	Location of the boundary of Manoa Stream and the effect, if any, upon the area of the land described herein, and the free flowage thereof.

(B)    The terms and provisions contained in the following:

INSTRUMENT     :    LAND PATENT GRANT NO. S-14,121

DATED     :    November 8, 1963

The foregoing includes, but is not limited to, matters relating to reservation of an easement, area 111 square feet, more or less, for sewer purposes.

(C)    GRANT

TO	: CITY AND COUNTY OF HONOLULU

DATED	: September 8, 1943

RECORDED	: Liber 1785 Page 260

GRANTING	: right and easement for sewer purposes over and across the land described herein

-Note:-	Cancellation of a portion of Sewer Easement as shown on the Subdivision Map approved by City and County of Honolulu, on March 4, 2016, DPP File No. 2015/SUB-179.

(D)    GRANT

TO	: CITY AND COUNTY OF HONOLULU

DATED	: October 7, 1943

RECORDED	: Liber 1788 Page 4

GRANTING	: an easement for underground sewer purposes, more particularly described therein

Said above Grant has been amended by instrument dated March 19, 1965, recorded in Liber 5041 at Page 415.

-Note:-
Cancellation of a portion of Sewer Easement having an area of 4,915 square feet, as recorded in Liber 5041 at Page 415, as shown on the Subdivision Map approved by City and County of Honolulu, on January 15, 1976.

(E)    GRANT

TO	: CITY AND COUNTY OF HONOLULU and the BOARD OF WATER SUPPLY

DATED	: September 6, 1978

RECORDED	: Liber 13216 Page 186

GRANTING	: a right and easement for water pipeline purposes over Easement "W-1", area 1,805 square feet, more particularly described therein

(F)    DESIGNATION OF EASEMENT “S-2”

PURPOSE    :    sewer

SHOWN	: on Subdivision Map approved by City and County of Honolulu on
March 4, 2016, DPP File No. 2015/SUB-179

(G)    DESIGNATION OF EASEMENT “S-3”

PURPOSE    :    sewer

SHOWN	: on Subdivision Map approved by City and County of Honolulu on
March 4, 2016, DPP File No. 2015/SUB-179

(H)    DESIGNATION OF EASEMENT “W-1”

PURPOSE    :    water

SHOWN	: on Subdivision Map approved by City and County of Honolulu on
March 4, 2016, DPP File No. 2015/SUB-179

6.	-AS TO ITEM IV (ACCESS EASEMENT):-

(A)
The terms and provisions contained in GRANT OF EASEMENT dated April 10, 1985, recorded in Liber 18715 at Page 334, including but not limited to matters relating to consent required by the State of Hawaii for any sale, assignment, lease, mortgage or other transfer.

(B)	-AS TO "NON-EXCLUSIVE ACCESS EASEMENT" as set forth in GRANT OF EASEMENT recorded in Liber 18715 at Page 334:-

Location of the boundary of Manoa Stream and the effect, if any, upon the area of the land described herein, and the free flowage thereof.

(C)    Said Grant is subject to any matters arising from or affecting the same.

7.	The terms and provisions contained in the following:

INSTRUMENT	: DECLARATION OF ESTABLISHMENT OF RESTRICTIONS AND EASEMENTS

DATED	: May 16, 1977

FILED	: Land Court Document No. 820265

RECORDED	: Liber 12245 Page 21

8.	UNRECORDED LEASE

LESSOR	: WALLACE T. YANAGI, MASARU YOKOUCHI and MANOA MARKETPLACE-PARTNERS, a Hawaii limited partnership, all doing business as VALLEY MARKETPLACE-PARTNERS, a Hawaii general partnership

LESSEE	: LONGS DRUG STORES, INC., a California corporation

DATED	: March 14, 1977

TERM	: commencing on September 27, 1978, and ending February 29, 2004 with option to extend for two(2) additional successive periods of ten (10) years each following the expiration of the initial term

A SHORT FORM MEMO OF LEASE is dated April 23, 1981, recorded in Liber 15730 at Page 500.

Leasing and demising those premises containing an area of 26,684 square feet, designated as Building 4, being a portion of the Manoa Marketplace Shopping Center situate at Honolulu, Hawaii.

Said instrument is not filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii.

(Not noted on Transfer Certificate(s) of Title referred to herein.)

Unrecorded First Amendment to Lease dated January 11, 1980, and Second Amendment to lease dated January 12, 1990.

Said Lease, as amended, is subject to any matters arising from or affecting the same.

9.
The covenants and restrictions referenced in SHORT FORM MEMO OF LEASE dated April 23, 1981, recorded in Liber 15730 at Page 500, including but not limited to, matters relating to restrictions on permissible use of common areas and operations on any portion of the Shopping Center.

10.	UNRECORDED LEASE

LESSOR	: M/V INVESTMENT PARTNERS, a Hawaii general partnership

LESSEE	: HAWAIIAN WIRELESS, INC., a Delaware corporation

DATED	: March 26, 1997

TERM	: Initial Term of five (5) years commencing on May 1, 1997, with four (4) separate options to extend the term for five (5) years each

A MEMORANDUM OF LEASE is dated March 27, 1997, filed as Land Court Document No. 2422060, recorded as Document No. 97-164875. (Not noted on Transfer Certificate(s) of Title No. 535,041.)

Leasing and demising an eight (8) foot by ten (10) foot space on the ground level in the back of Building 5 of Manoa Marketplace for a mobile telecommunications facility, together with space for the installation, maintenance and operation of up to three (3) cellular antennas on the rooftop of Building 5, together with space for the placement of cables from the ground space to the rooftop space.

Said Lease is subject to the following:

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT

MORTGAGOR	: HAWAIIAN WIRELESS, INC., a Delaware corporation

MORTGAGEE	: ERICSSON, INC., a Delaware corporation

DATED	: March 26, 1997

FILED	: Land Court Document No. 2422061

RECORDED	: Document No. 97-164876

AMOUNT	: $40,000,000.00

CONSENT	: Given by M/V INVESTMENT PARTNERS, Lessor, by instrument dated March 26, 1997, filed as Land Court Document No. 2422062, recorded as Document No. 97-164877.

ABOVE MORTGAGE ASSIGNED

TO	: ERICSSON PROJECT FINANCE AKTIEBOLAG, a Sweden corporation

DATED	: September 7, 1999

FILED	: Land Court Document No. 2584595

RECORDED	: Document No. 99-171635

(Not noted on Transfer Certificate(s) of Title No. 535,041.)

Said Lease is subject to any other matters arising from or affecting the same.

11.	UNRECORDED LEASE

LESSOR	: M/V INVESTMENT PARTNERS, a Hawaii general partnership

LESSEE	: SAFEWAY INC., a Delaware corporation

DATED	: effective as of August 1, 2004

TERM
:    Original Term of fifteen (15) years commencing on August 1, 2004 and expiring on March 14, 2019, with options for Tenant to extend said term for two (2) separate and additional periods, the first of which would be four (4) years and eleven months after the expiration of the Original Term, and the second of which Extension Terms shall be for a period of five (5) years and one and one half (1.5) months after the expiration of the previous Extension Term

A SHOPPING CENTER LEASE SHORT FORM is dated as of February 28, 2005, filed as Land Court Document No. 3250041, recorded as Document No. 2005-066124.

Leasing and demising a portion of the Manoa Marketplace Shopping Center as shown on the map attached to Shopping Center Lease Short Form.

Said Lease is subject to any matters arising from or affecting the same.

12.
The covenants and restrictions referenced in SHOPPING CENTER LEASE SHORT FORM dated February 28, 2005, filed as Land Court Document No. 3250041, recorded as Document No. 2005-066124, including but not limited to, matters relating to restrictions on permissible use of common area and operations on any portions of The Shopping Center or Extended Shopping Center.

13.	MEMORANDUM OF LEASE

LESSOR	: MANOA MARKETPLACE, LLC, successor in interest by mesne conveyances to Valley Marketplace-Partners

LESSEE	: McDONALD'S CORPORATION, a Delaware corporation, successor in interest to McDonald's of Hawaii Development Company

DATED	: March 8, 2011

RECORDED	: Document No. A-43940127

TERM	: ending on December 31, 2015 with an option to extend the term of the lease at the expiration of the original term for 1 period of 5 years aggregating 5 years.

Said instrument is not filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii.

The rentals to be paid by Tenant and all of the obligations and rights of Landlords and Tenant are set forth in Unrecorded Ground Lease dated June 7, 1978, as amended by unrecorded Amendment to Leases dated December 30, 2008, April 2, 2009, April 5, 2010, September 30, 2010, November 11, 2010, December 23, 2010, and January 28, 2011.

NON-DISTURBANCE AND ATTORNMENT AGREEMENT (FEE OWNER), dated March 8, 2011, recorded as Document No. 2011-117783.

Said Lease is subject to any matters arising from or affecting the same.

14.
Any rights or interests which may exist or arise by reason of the following facts shown on ALTA/ACSM Survey prepared by Erik S. Kaneshiro, Land Surveyor, with Austin, Tsutsumi and Associates, Inc., dated July 10, 2015, revised September 15, 2015, September 25, 2015, January 8, 2016, January 15, 2016, and January 27, 2016:

(A)	Guard Rail running along the easterly side of Access Easement (Item IV) crosses into Neighboring Parcel 14, (Manoa Stream) by as much as 2.8 feet for a distance of 69.7 feet.

(B)	Signs and parking stall curb along the easterly side of Subject Lot (Item III, Parcel Sixth) crosses into Neighboring Parcel 14 (Manoa Stream) by as much as 8.2 feet for a distance of 56.4 feet.

(C)	Rip Rap along the easterly side of Subject Lot (Item III, Parcel Sixth) crosses into Neighboring Parcel 14 (Manoa Stream) by as much as 20 feet for a distance of 137 feet.

(D)	Realigned sewerline with Lot G-3 (Item III) is not within recorded easement.

(E)
Sewerline within Lot G-3 (Item III) is within Easement as recorded in Liber 5041, at Page 415, also shows cancellation of said easement as shown on the Subdivision Map approved by the City and County of Honolulu, on January 15, 1976.

(F)	Concrete step along the westerly side of Subject Lot (Item III, Parcel Sixth) crosses into Neighboring Parcel 15 by as much as 0.9 feet for a distance of 3.2 feet.

(G)	CRM wall running along the northwesterly side of Subject Lot (Item II) extends into Neighboring Parcel 8 by as much as 0.3 feet for a distance of 57.3 feet.

(H)	End of CRM wall at the northwesterly corner of Subject Lot (Item I) extends into Subject Lot (Item I) from Neighboring Parcel 8 by as much as 1.5 feet.

(I)	Various buildings cross over various easements listed as follows:

(1)    Item I: two story CMU building over utility easement.

(2)    Item II: single story CMU building over sewer easements.

(3)    Item II: single story CMU building over utility easement.

(4)    Item III, Parcel Sixth: single story CMU building over sewer easement.

(J)	Item III, Parcel Sixth: building from Item III, Lot G-3 crosses into Item II, Lot G-2.

(K)	Easement W-1 does not cover existing waterline and fire hydrant.

15.	-AS TO ITEM III (LOT G-3):-

The terms and provisions contained in the following:

INSTRUMENT	: ENCROACHMENT AGREEMENT

DATED	: January 29, 2016

FILED	: Land Court Document No. T-9524069

RECORDED	: Document No. A-58720446

PARTIES
:    MANOA SHOPPING CENTER, INC., a Hawaii corporation, and WATER BUFFALO LLC, a Hawaii manager-managed limited liability company, "First Party", DORIS MEE LAI KURANISHI, wife of Sidney A. Kuranishi, "Second Party", and MANOA

MARKETPLACE LLC, a Delaware member-managed limited liability company, "Lessee"

RE	: concrete step

16.	-AS TO ITEM II (LOT G-2):-

The terms and provisions contained in the following:

INSTRUMENT	: ENCROACHMENT AGREEMENT

DATED	: January 29, 2016

RECORDED	: Document No. A-58720447

PARTIES
:    MANOA SHOPPING CENTER, INC., a Hawaii corporation, "First Party", THE TRUSTEES OF KAWAIAHAO CHURCH, "Second Party", HAWAII PERFORMING ARTS COMPANY, LTD., a Hawaii non-profit corporation, "HPAC", and MANOA MARKETPLACE LLC, a Delaware member-managed limited liability company, "Lessee"

RE	: concrete rubble masonry wall

17.	-AS TO ITEM I (LOT G-1):-

The terms and provisions contained in the following:

INSTRUMENT	: ENCROACHMENT AGREEMENT

DATED	: January 29, 2016

RECORDED	: Document No. A-58720448

PARTIES
:    MANOA SHOPPING CENTER, INC., a Hawaii corporation and WATER BUFFALO LLC, a Hawaii manager-managed limited liability company, "First Party", THE TRUSTEES OF KAWAIAHAO CHURCH, "Second Party", HAWAII PERFORMING ARTS COMPANY, LTD., a Hawaii non-profit corporation, "HPAC", and MANOA MARKETPLACE LLC, a Delaware member-managed limited liability company, "Lessee"

RE	: concrete rubble masonry wall

End of Exhibit A

28